364-DAY BRIDGE TERM LOAN CREDIT AGREEMENT

                          Dated as of January 17, 2003
                                      among

                            ENERGIZER HOLDINGS, INC.

                       THE INSTITUTIONS FROM TIME TO TIME
                            PARTIES HERETO AS LENDERS

                                  BANK ONE, NA,
                             as Administrative Agent

                                       and

                              BANK OF AMERICA, N.A.
                              as Syndication Agent

___________________________________________________________________________

                         BANC ONE CAPITAL MARKETS, INC.
                                       and

                         BANC OF AMERICA SECURITIES LLC
                   as Co-Lead Arrangers and Joint Bookrunners
___________________________________________________________________________


                           SIDLEY AUSTIN BROWN & WOOD
                                 Bank One Plaza
                            10 South Dearborn Street
                            Chicago, Illinois  60603

                                TABLE OF CONTENTS
ARTICLE  I:  DEFINITIONS                                           1
1.1  Certain  Defined  Terms                                       1
1.2  References                                                   22
ARTICLE  II:  THE  BRIDGE  TERM  LOAN  FACILITY                   22
2.1  Loans.                                                       22
2.2  Repayment  of  Loans                                         22
2.3  Rate Options for all Loans; Maximum Interest Periods         23
2.4  Prepayments.                                                 23
2.5  Reduction  of  Commitments.                                  23
2.6  Method  of  Borrowing                                        24
2.7  Method  of  Requesting  the  Advance                         24
2.8  Amount  of  the  Advance                                     24
2.9  Method of Selecting Types and Interest Periods for
     Conversion  and Continuation  of  Loans.                     24
2.10  Default  Rate                                               25
2.11  Method  of  Payment                                         25
2.12  Evidence  of  Debt.                                         26
2.13  Telephonic  Notices                                         26
2.14  Promise to Pay; Interest and Facility Fees; Interest
      Payment Dates; Interest and Fee Basis; Loan and Control
      Accounts.                                                   27
2.15  Notification  of  the  Advance,  Interest Rates,
      Prepayments and Aggregate Commitment  Reductions            28
2.16  Lending  Installations                                      28
2.17  Non-Receipt  of  Funds  by  the  Administrative  Agent      28
2.18  Termination  Date                                           28
2.19  Replacement  of  Certain  Lenders                           29
ARTICLE  III:  [RESERVED]                                         30
ARTICLE  IV:  YIELD  PROTECTION;  TAXES                           30
4.1  Yield  Protection                                            30
4.2  Changes  in  Capital  Adequacy  Regulations                  30
4.3  Availability  of  Types  of  Loans                           31
4.4  Funding  Indemnification                                     31
4.5  Taxes.                                                       31
4.6  Lender  Statements;  Survival  of  Indemnity                 33
ARTICLE  V:  CONDITIONS  PRECEDENT                                34
5.1  Funding  Date                                                34
5.2  Closing  Date                                                35
ARTICLE  VI:  REPRESENTATIONS  AND  WARRANTIES                    35
6.1  Organization;  Corporate  Powers                             36
6.2  Authority.                                                   36
6.3  No  Conflict; Governmental Consents for the Borrower         37
6.4  Financial  Statements                                        37
6.5  No  Material  Adverse  Change                                37
6.6  Taxes.                                                       38
6.7  Litigation;  Loss  Contingencies  and  Violations            38
6.8  Subsidiaries                                                 38
6.9  ERISA                                                        39
6.10  Accuracy  of  Information                                   40
6.11  Securities  Activities                                      40
6.12  Material  Agreements                                        40
6.13  Compliance  with  Laws                                      40
6.14  Assets  and  Properties                                     40
6.15  Statutory  Indebtedness  Restrictions                       41
6.16  Insurance                                                   41
6.17  Labor  Matters                                              41
6.18  Designated  Acquisition                                     41
6.19  Environmental  Matters                                      41
6.20  Solvency                                                    42
6.21  Benefits                                                    42
ARTICLE  VII:  COVENANTS                                          42
7.1  Reporting                                                    42
7.2  Affirmative  Covenants.                                      45
7.3  Negative  Covenants.                                         48
7.4  Financial  Covenants                                         55
ARTICLE  VIII:  DEFAULTS                                          55
8.1  Defaults                                                     55
ARTICLE IX:  ACCELERATION, DEFAULTING LENDERS; WAIVERS,
AMENDMENTS AND REMEDIES                                           58
9.1  Termination  of  Commitments;  Acceleration                  58
9.2  Defaulting  Lender                                           59
9.3  Amendments                                                   60
9.4  Preservation  of  Rights                                     61
ARTICLE  X:  GENERAL  PROVISIONS                                  61
10.1  Survival  of  Representations                               61
10.2  Governmental  Regulation                                    61
10.3  Performance  of  Obligations                                61
10.4  Headings                                                    62
10.5  Entire  Agreement                                           62
10.6  Several Obligations; Benefits of this Agreement             62
10.7  Expenses;  Indemnification.                                 62
10.8  Numbers  of  Documents                                      64
10.9  Accounting                                                  64
10.10  Severability  of  Provisions                               65
10.11  Nonliability  of  Lenders                                  65
10.12  GOVERNING  LAW                                             65
10.13  CONSENT  TO  JURISDICTION;  JURY  TRIAL.                   65
10.14  Subordination  of  Intercompany  Indebtedness              66
ARTICLE  XI:  THE  ADMINISTRATIVE  AGENT                          68
11.1  Appointment;  Nature  of  Relationship                      68
11.2  Powers                                                      68
11.3  General  Immunity                                           68
11.4  No  Responsibility  for  Loans,  Creditworthiness,
      Recitals,  Etc                                              68
11.5  Action  on  Instructions  of  Lenders                       69
11.6  Employment  of  Administrative  Agents  and  Counsel        69
11.7  Reliance  on  Documents;  Counsel                           69
11.8  The  Administrative  Agent's  Reimbursement  and
      Indemnification                                             69
11.9  Rights  as  a  Lender                                       70
11.10  Lender  Credit  Decision                                   70
11.11  Successor  Administrative  Agent                           70
11.12  No Duties Imposed Upon Syndication Agent or Arrangers      71
ARTICLE  XII:  SETOFF;  RATABLE  PAYMENTS                         71
12.1  Setoff                                                      71
12.2  Ratable  Payments                                           71
12.3  Application  of  Payments                                   71
12.4  Relations  Among  Lenders.                                  72
12.5  Representations  and  Covenants  Among  Lenders             72
ARTICLE  XIII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS 73
13.1  Successors  and  Assigns                                    73
13.2  Participations.                                             73
13.3  Assignments.                                                74
13.4  Confidentiality                                             75
13.5  Dissemination  of  Information                              76
ARTICLE  XIV:  NOTICES                                            76
14.1  Giving  Notice                                              76
14.2  Change  of  Address                                         76
ARTICLE  XV:  COUNTERPARTS                                        76

                             EXHIBITS AND SCHEDULES
                             -----------------------

EXHIBIT  A      Commitments  (Definitions)
EXHIBIT  B      Form  of  Borrowing/Election  Notice (Sections 2.7 and 2.9)
EXHIBIT  C      Form  of Assignment and Acceptance Agreement (Sections 2.19
and  13.3)
EXHIBIT  D      Form  of  Borrower's  Counsel's  Opinion  (Section  5.1)
EXHIBIT  E      Form  of  Officer's  Certificate  (Section  7.1(A)(iii))
EXHIBIT  F      Form  of  Compliance  Certificate  (Section  7.1(A)(iii))
EXHIBIT  G      Form  of  Supplement  to  Subsidiary Guaranty (Definitions)


Schedule  1.1.1    Permitted  Existing  Investments  (Definitions)
Schedule  1.1.2    Permitted  Existing  Liens  (Definitions)
Schedule 1.1.3     Permitted Existing Contingent Obligations (Definitions)
Schedule  6.3      Conflicts;  Governmental  Consents  (Section  6.3)
Schedule  6.7      Litigation;  Loss  Contingencies  (Section  6.7)
Schedule  6.8      Subsidiaries  (Section  6.8)
Schedule  6.19     Environmental  Matters  (Section  6.19)
Schedule  7.3(G)   Transactions  with  Shareholders  and  Affiliates (Section
7.3(G))

                    364-DAY BRIDGE TERM LOAN CREDIT AGREEMENT
     This 364-Day Bridge Term Loan Credit Agreement dated as of January 17, 2003 is entered into among ENERGIZER HOLDINGS, INC., a Missouri corporation, the institutions from time to time parties hereto as Lenders, whether by execution of this Agreement or an Assignment Agreement pursuant to Section 13.3, and BANK
                                                          ------------
ONE, NA, having its principal office in Chicago, Illinois, in its capacity as Administrative Agent and BANK OF AMERICA, N.A., as Syndication Agent. The parties hereto agree as follows:
ARTICLE  I:     DEFINITIONS
                -----------
1.1     Certain  Defined  Terms.  In  addition  to  the terms defined above, the
        -----------------------
following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined.
     As  used  in  this  Agreement:
"ACCOUNTING  CHANGE"  is  defined  in  Section  10.9  hereof.
 ------------------                    -------------
"ACQUIRED  BUSINESS"  is  defined  in the definition of "Designated Acquisition"
 ------------------
below.
 --
"ACQUISITION"  means  any  transaction,  or  any series of related transactions,
 -----------
consummated on or after the date of this Agreement, by which the Borrower or any
 ---
of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding equity interests of another Person.
"ADMINISTRATIVE  AGENT"  means  Bank  One  in  its  capacity  as  contractual
 ---------------------
representative  for itself and the Lenders pursuant to Article XI hereof and any
 ----------                                            ----------
successor  Administrative  Agent  appointed  pursuant  to  Article  XI  hereof.
                                                           -----------
"ADVANCE"  means  the borrowing hereunder made on the Funding Date in accordance
 -------
with Article II and consisting of the aggregate amount of the several Loans made
     ----------
by  the  Lenders  to  the  Borrower.
"AFFECTED  LENDER"  is  defined  in  Section  2.19  hereof.
 ----------------                    -------------
"AFFILIATE"  of  any  Person  means  any  other  Person  directly  or indirectly
 ---------
controlling,  controlled  by or under common control with such Person.  A Person
 -------
shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of greater than ten percent (10%) or more of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise.
"AGGREGATE  COMMITMENT"  means  the  aggregate  of  the  Commitments  of all the
 ---------------------
Lenders,  as may be reduced from time to time pursuant to the terms hereof.  The
 ------
initial Aggregate Commitment is Five Hundred Fifty Million and 00/100 Dollars ($550,000,000.00).
"AGREEMENT"  means  this 364-Day Bridge Term Loan Credit Agreement, as it may be
 ---------
amended, restated or otherwise modified and in effect from time to time. "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted accounting principles
 -------------------------------
as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in Section 6.4 hereof; provided, however, except as provided in
                  ------------          --------  -------
Section 10.9, that with respect to the calculation of financial ratios and other
    --------
financial tests required by this Agreement, "Agreement Accounting Principles" means generally accepted accounting principles as in effect in the United States as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in Section 6.4
                                                                     -----------
hereof.
"ALTERNATE  BASE  RATE"  means,  for any day, a fluctuating rate of interest per
 ---------------------
annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of
 --
(a) the Federal Funds Effective Rate for such day and (b) one-half of one percent (0.5%) per annum.
"APPLICABLE FACILITY FEE PERCENTAGE" means, as at any date of determination, the
 ----------------------------------
rate  per annum then applicable in the determination of the amount payable under
Section  2.14(C)  hereof  equal  to  the "Applicable Facility Fee Percentage" as
         -------
calculated under and defined in the Existing 5- Year Credit Agreement. "APPLICABLE MARGIN" means, as at any date of determination, the rate per annum
 ------------------
then applicable to Loans of any Type at such time, equal to the "Applicable Margin" under and as calculated under and defined in the Existing 5-Year Credit Agreement.
"ARRANGERS"  means Banc One Capital Markets, Inc. and Banc of America Securities
 ---------
LLC, in their respective capacities as the co-lead arrangers and joint bookrunners for the loan transaction evidenced by this Agreement. "ASSIGNMENT AGREEMENT" means an assignment and acceptance agreement entered into
 --------------------
in  connection with an assignment by a Lender pursuant to Section 13.3 hereof in
                                                          ------------
substantially  the  form  of  Exhibit  C.
                              ----------
"ASSET  SALE"  means,  with  respect to any Person, the sale, lease, conveyance,
 -----------
disposition  or other transfer by such Person of any of its assets (including by
 --
way of a sale-leaseback transaction, and including the sale or other transfer of any of the Equity Interests of any Subsidiary of such Person) other than (i) the sale of Inventory in the ordinary course of business and (ii) the sale or other disposition of any obsolete manufacturing Equipment disposed of in the ordinary course of business.
"AUTHORIZED  OFFICER"  means any of the President, any Vice President (including
 -------------------
any  Executive  Vice President), the Chief Financial Officer or the Treasurer of
the  Borrower,  acting  singly.
"BANK  OF  AMERICA" means Bank of America, N.A., in its individual capacity, and
 -----------------
its  successors.
"BANK ONE" means Bank One, NA, having its principal office in Chicago, Illinois,
 --------
in  its  individual  capacity,  and  its  successors.
"BENEFIT PLAN" means a defined benefit plan as defined in Section 3(35) of ERISA
 ------------
(other than a Multiemployer Plan or Foreign Pension Plan) in respect of which the Borrower or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.
"BORROWER" means Energizer Holdings, Inc., a Missouri corporation, together with
 --------
its successors and assigns, including a debtor-in-possession on behalf of the Borrower.
"BORROWING/ELECTION  NOTICE"  is  defined  in  Section  2.7  hereof.
 --------------------------                    ------------
"BUSINESS  DAY"  means  (i)  with  respect  to  any  borrowing,  payment or rate
 -------------
selection  of Loans bearing interest at the Eurodollar Rate, a day (other than a
 -------
Saturday or Sunday) on which banks are open for business in Chicago, Illinois and on which dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in Chicago, Illinois.
"CAPITAL  STOCK"  means (i) in the case of a corporation, capital stock, (ii) in
 --------------
the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions  of  assets  of,  the  issuing  Person.
"CAPITALIZED  LEASE"  of  a Person means any lease of property by such Person as
 ------------------
lessee  which would be capitalized on a balance sheet of such Person prepared in
 -
accordance  with  Agreement  Accounting  Principles.
"CAPITALIZED  LEASE OBLIGATIONS" of a Person means the amount of the obligations
 ------------------------------
of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.
"CASH  EQUIVALENTS"  means  (i)  marketable  direct  obligations  issued  or
 -----------------
unconditionally  guaranteed  by  the  United States government and backed by the
 ----------
full  faith  and  credit  of  the  United  States  government; (ii) domestic and
 --
Eurodollar  certificates  of deposit and time deposits, bankers' acceptances and
 --
floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations for any such deposits with a term of more than ninety (90)
days); (iii) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and at least 95% of the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Ratings Group); and
(iv)  commercial  paper  of  United  States  and  foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc.; provided that the maturities of such Cash Equivalents described in the foregoing clauses (i) through (iv) shall not exceed 365 days;
(v) repurchase obligations of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies having a term not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government; (vi) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth, territory, political subdivision, taxing authority or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least BBB by Standard & Poor's Ratings Group or at least Baa by Moody's Investors Service, Inc.; (vii) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia (which commercial bank shall have a short-term debt rating of A-1 (or better) by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc.), or by any foreign bank (which foreign bank shall have a rating of B or better from Thomson BankWatch Global Issuer Rating or, if not rated by Thomson BankWatch Global Issuer Rating, which foreign bank shall be an institution acceptable to the Administrative Agent), or its branches or agencies; or (viii) shares of money market mutual or similar funds at least 95% of the assets of which are invested in the types of investments satisfying the requirements of clauses (i) through (vii) of this definition.
"CHANGE"  is  defined  in  Section  4.2  hereof.
 ------                    ------------
"CHANGE  OF  CONTROL"  means  an  event  or  series  of  events  by  which:
 -------------------
1. any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of thirty percent (30%) or more of the voting power of the then outstanding Capital Stock of the Borrower entitled to vote generally in the election of the directors of the Borrower;
2.     during  any  period  of  12  consecutive  calendar  months,  the board of directors of the Borrower shall cease to have as a majority of its members individuals who either:
1.     were  directors  of  the  Borrower  on  the  first day of such period, or
2. were elected or nominated for election to the board of directors of the Borrower at the recommendation of or other approval by at least a majority of the directors then still in office at the time of such election or nomination who were directors of the Borrower on the first day of such period, or whose election or nomination for election was so approved;
3. other than as a result of a transaction not prohibited under the terms of this Agreement, the Borrower (a) shall cease to own, of record and beneficially, with sole voting and dispositive power, 100% of the outstanding shares of Capital Stock of each of the Subsidiary Guarantors or (b) shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of the Subsidiary Guarantors; or
4. the Borrower consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any Person, or any corporation consolidates with or merges into the Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of the Borrower is reclassified or changed into or exchanged for cash, securities or other property.
     "CLOSING  DATE"  means  the  date  of  this  Agreement.
      -------------
"CODE"  means  the  Internal  Revenue  Code  of  1986,  as  amended, reformed or
 ----
otherwise  modified  from  time  to  time.
 ----
"COMMISSION"  means  the Securities and Exchange Commission of the United States
 ----------
of America and any Person succeeding to the functions thereof. "COMMITMENT" means, for each Lender, prior to the Funding Date, the obligation
 ----------
of  such Lender to make Loans not exceeding the amount set forth on Exhibit A to
                                                                    ---------
this Agreement opposite its name thereon under the heading "Commitment" or in the Assignment Agreement by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment Agreement.
"CONSOLIDATED  ASSETS"  means  the  total  assets  of  the  Borrower  and  its
 --------------------
Subsidiaries  on  a  consolidated  basis.
 ----------
"CONTAMINANT"  means any waste, pollutant, hazardous substance, toxic substance,
 -----------
hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos or polychlorinated biphenyls ("PCBS"), and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.
"CONTINGENT  OBLIGATION",  as  applied  to  any  Person,  means  any Contractual
 ----------------------
Obligation,  contingent  or  otherwise,  of  that  Person  with  respect  to any
 ------
Indebtedness  of another or other obligation or liability of another, including,
 ------
without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received. The amount of any Contingent Obligation shall be equal to the present value of the portion of the obligation so guaranteed or otherwise supported, in the case of known recurring obligations, and the maximum reasonably anticipated liability in respect of the portion of the obligation so guaranteed or otherwise supported assuming such Person is required to perform thereunder, in all other cases. "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any
 -----------------------
equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.
"CONTROLLED  GROUP" means the group consisting of (i) any corporation which is a
 -----------------
member  of  the  same  controlled  group  of corporations (within the meaning of
Section 414(b) of the Code) as the Borrower; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Borrower; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (i) above or any
                                                         ----------
partnership  or  trade  or  business  described  in  clause  (ii)  above.
                                                     ------------
"CURE  LOAN"  is  defined  in  Section  9.2(iii)  hereof.
 ----------                    -----------------
"CUSTOMARY  PERMITTED  LIENS"  means:
 ---------------------------
1. Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC or any Plan) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or any such proceeding after being commenced is stayed) which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained as may be required in accordance with Agreement Accounting Principles;
2. statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained as may be required in accordance with Agreement Accounting Principles;
3. Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC or any Plan) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not in
                                      --------
     the aggregate materially detract from the value of the Borrower's or such Subsidiary's assets or property taken as a whole or materially impair the use thereof in the operation of the Borrower's or such Subsidiary's businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals do not secure at any time an aggregate amount exceeding $30,000,000;
4. Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not in any case materially detract from the value of the property subject thereto  or  interfere with the ordinary conduct of the business of the Borrower or  any  of  its  Subsidiaries;
5. Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Borrower or any of its Subsidiaries which do not constitute a Default under Section 8.1(H) hereof;
                                                          --------------
6. any interest or title of the lessor in the property subject to any operating lease entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; and
7. Liens of commercial depository institutions arising in the ordinary course of business constituting a statutory or common law right of setoff against amounts on deposit with any such institution.
     "DEFAULT"  means  an  event  described  in  Article  VIII  hereof.
      -------                                    -------------
"DESIGNATED  ACQUISITION"  means the acquisition by the Borrower or a Subsidiary
 -----------------------
or Subsidiaries of substantially all of the stock or assets constituting a division of the Seller (the "ACQUIRED BUSINESS") on the terms and conditions set forth in the Designated Acquisition Agreement.
"DESIGNATED  ACQUISITION  AGREEMENT" means that certain Stock and Asset Purchase
 ----------------------------------
Agreement dated on or before March 31, 2003 by and between the Borrower and the Seller.
"DISCLOSED  LITIGATION"  is  defined  in  Section  6.7  hereof.
 ---------------------                    ------------
"DISQUALIFIED  STOCK"  means  any preferred stock and any Capital Stock that, by
 -------------------
its  terms  (or by the terms of any security into which it is convertible or for
 -
which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Termination Date.
"DOL"  means  the United States Department of Labor and any Person succeeding to
 ---
the  functions  thereof.
"DOLLAR"  and  "$"  means  dollars  in the lawful currency of the United States.
 ------         -
"EBIT"  means,  for any period, on a consolidated basis for the Borrower and its
 ----
Subsidiaries,  the  sum  of the amounts for such period, without duplication, of
(i)  Net  Income, plus (ii) Interest Expense to the extent deducted in computing
                  ----
Net  Income,  plus  (iii) charges against income for foreign, federal, state and
              ----
local  taxes  to  the  extent  deducted  in  computing  Net  Income,  minus (iv)
                                                                      -----
extraordinary  gains to the extent added in computing Net Income, plus (v) other
                                                                  ----
extraordinary non-cash charges to the extent deducted in computing Net Income, plus (vi) one-time non-cash charges relating to the portion of the purchase
 ---
price for the Designated Acquisition allocated to inventory, which charges shall
 ---
be  incurred  no  later  than  December  31,  2003.
"EBITDA" means, for any period, on a consolidated basis for the Borrower and its
 ------
Subsidiaries,  the  sum  of the amounts for such period, without duplication, of
(i) EBIT, plus (ii) depreciation expense to the extent deducted in computing Net
          ----
Income,  plus  (iii)  amortization  expense,  including,  without  limitation,
         ----
amortization of goodwill and other intangible assets, to the extent deducted in computing Net Income.
"ENVIRONMENTAL,  HEALTH  OR  SAFETY  REQUIREMENTS  OF  LAW" means all applicable
 ---------------------------------------------------------
foreign,  federal, state and local laws or regulations relating to or addressing
 ----
pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the Occupational
                                                       -- ---
Safety  and  Health  Act  of  1970,  29  U.S.C.   651  et seq., and the Resource
                                                       -- ---
Conservation  and  Recovery  Act of 1976, 42 U.S.C.   6901 et seq., in each case
                                                           -- ---
including any amendments thereto, any successor statutes, and any regulations promulgated thereunder, and any state or local equivalent thereof. "ENVIRONMENTAL LIEN" means a lien in favor of any Governmental Authority for (a)
 ------------------
any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.
"ENVIRONMENTAL  PROPERTY  TRANSFER  ACT" means any applicable requirement of law
 --------------------------------------
that conditions, restricts, prohibits or requires any notification or disclosure
 -
triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Industrial Site Recovery Act" or "Responsible Property Transfer Act."
"EQUIPMENT" means all of the Borrower's and its Subsidiaries' present and future
 ---------
(i) equipment, including, without limitation, machinery, manufacturing, distribution, selling, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property (other than the Borrower's or Subsidiary's Inventory), and
(iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof.
"EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights
 ----------------
to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
"ERISA"  means  the  Employee Retirement Income Security Act of 1974, as amended
 -----
from  time  to time, including (unless the context otherwise requires) any rules
 -
or  regulations  promulgated  thereunder.
"EURODOLLAR  BASE  RATE"  means,  with respect to a Eurodollar Rate Loan for the
 ----------------------
relevant  Interest  Period, the applicable British Bankers' Association Interest
 --
Settlement Rate for deposits in U.S. dollars appearing on Bloomberg Screen BBAM as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Bloomberg Screen BBAM is not available to the
     ---
Administrative Agent for any reason, the applicable Eurodollar Base Rate for the
     ---
relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service mutually acceptable to the Borrower and the Administrative Agent as of 11:00 a.m. (London time) two
(2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the arithmetic mean (rounded upward, if necessary, to an integral multiple of 1/16th of 1%) of the rates of interest per annum reported to the Administrative Agent by each Reference Lender as the rate at which such Reference Lender offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of such Reference Lender's relevant Eurodollar Rate Loan and having a maturity equal to such Interest Period. If any Reference Lender fails to provide such quotation to the Administrative Agent, then the Administrative Agent shall determine the Eurodollar Base Rate on the basis of the quotations of the remaining Reference Lender(s).
"EURODOLLAR RATE" means, with respect to a Eurodollar Rate Loan for the relevant
 ---------------
Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period plus
                                                                            ----
(ii) the then Applicable Margin plus (iii) at all times from and after the 180th
                                ----
day  following  the  Closing  Date, 0.50% (the "SUPPLEMENTAL MARGIN"); provided,
                                                                       --------
however,  that  the  foregoing adjustment for Reserve Requirements shall only be
   ----
made with respect to that portion of a Eurodollar Rate Loan made by a Lender which is subject to such Reserve Requirements.
"EURODOLLAR RATE LOAN" means a Loan, or portion thereof, which bears interest at
 --------------------
the  Eurodollar  Rate.
"EXCLUDED  TAXES"  means,  in  the  case  of  each  Lender or applicable Lending
 ---------------
Installation  and  the  Administrative  Agent,  taxes imposed on its overall net
 ------
income,  and  franchise  taxes  imposed on it, by (i) the jurisdiction under the
 ---
laws  of  which  such  Lender  or  the  Administrative  Agent is incorporated or
 --
organized  or  (ii) the jurisdiction in which the Administrative Agent's or such
 --
Lender's principal executive office or such Lender's applicable Lending Installation is located.
"EXISTING  CREDIT  AGREEMENTS"  means,  collectively, the Existing 5-Year Credit
 ----------------------------
Agreement  and  the  Existing  364-Day  Credit  Agreement.
 --
"EXISTING  5-YEAR  CREDIT  AGREEMENT" means that certain 5-Year Revolving Credit
 -----------------------------------
Agreement, dated as of March 30, 2000, among the Borrower, the institutions from
 -
time to time parties thereto as lenders, Bank One, as the administrative agent, Bank of America, as the syndication agent, and Wachovia Bank, National Association (formerly known as Wachovia Bank, N.A.), as the documentation agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
"EXISTING 364-DAY CREDIT AGREEMENT" means that certain 364-Day Credit Agreement,
 ---------------------------------
dated as of March 30, 2000, among the Borrower, the institutions from time to time parties thereto as lenders, Bank One, as the administrative agent, Bank of America, as the syndication agent, and Wachovia Bank, National Association (formerly known as Wachovia Bank, N.A.), as the documentation agent, as the same has been amended pursuant to the Amendment and Restatement of 364-Day Credit Agreement dated as of March 29, 2001 and by the Second Amendment and Restatement of 364-Day Credit Agreement dated as of March 28, 2002, and as the same may be further amended, restated, supplemented or otherwise modified from time to time. "FACILITY FEE" is defined in Section 2.14(C) hereof.
 -------------                    ----------------
"FEDERAL  FUNDS  EFFECTIVE  RATE" means, for any day, an interest rate per annum
 -------------------------------
equal  to  the  weighted  average  of  the  rates  on  overnight  Federal  funds
 -
transactions  with  members  of  the  Federal Reserve System arranged by Federal
 -
funds  brokers  on such day, as published for such day (or, if such day is not a
 -
Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the
Administrative  Agent  in  its  reasonable  discretion.
"FINANCING"  means,  with  respect  to  any Person, the issuance or sale by such
 ---------
Person  of  any  Disqualified  Stock,  Equity  Interests  of  such Person or any
 ---
Indebtedness  consisting  of debt securities (including, without limitation, any
 ---
syndicated  loan  other than the Loans made hereunder) of such Person; provided,
                                                                       --------
that  such  term  shall  not  include  (i)  any borrowings or proceeds under the
Borrower's Existing Credit Agreements or Receivables Purchase Documents, (ii) any borrowings by any Subsidiaries incorporated under the laws of any foreign jurisdiction or (iii) any borrowings under the Borrower's existing money market lines of credit.
"FLOATING  RATE  LOAN" means a Loan, or portion thereof, which bears interest by
 --------------------
reference  to  the  Alternate  Base  Rate.
"FOREIGN  EMPLOYEE  BENEFIT  PLAN" means any employee benefit plan as defined in
 --------------------------------
Section  3(3)  of ERISA which is maintained or contributed to for the benefit of
 -
the employees of the Borrower or any member of the Controlled Group, but which is not covered by ERISA pursuant to Section 4(b)(4) of ERISA.
"FOREIGN  PENSION  PLAN"  means any employee pension benefit plan (as defined in
 ----------------------
Section 3(2) of ERISA) which (i) is maintained or contributed to for the benefit
 -
of employees of the Borrower or any other member of the Controlled Group, (ii) is not covered by ERISA pursuant to Section 4(b)(4) thereof and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.
"FUNDING DATE" means the date on which the Loans are advanced hereunder, subject
 ------------
to  the  satisfaction  of  the  terms  and  conditions set forth in Section 5.1.
                                                                    -----------
"GOVERNMENTAL  ACTS"  is  defined  in  Section  3.10(A)  hereof.
 ------------------                    ----------------
"GOVERNMENTAL  AUTHORITY"  means  any  nation or government, any federal, state,
 -----------------------
local  or  other  political  subdivision  thereof  and  any  entity  exercising
 --
executive,  legislative,  judicial,  regulatory  or  administrative authority or
 --
functions  of  or  pertaining  to  government,  including any authority or other
 --
quasi-governmental  entity  established  to  perform  any  of  such  functions.
 --
"HEDGING  ARRANGEMENTS"  is  defined  in the definition of "Hedging Obligations"
 ---------------------
below.
 --
"HEDGING  AGREEMENTS"  means Hedging Arrangements permitted under Section 7.3(O)
 -------------------                                              --------------
that are entered into by the Borrower and any Lender or any affiliate of any Lender.
"HEDGING  OBLIGATIONS" of a Person means any and all obligations of such Person,
 --------------------
whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants or any similar derivative transactions ("HEDGING ARRANGEMENTS"), and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.
"HOLDERS  OF OBLIGATIONS" means the holders of the Obligations from time to time
 -----------------------
and shall include their respective successors, transferees and assigns. "INDEBTEDNESS" of any Person means, without duplication, such Person's (a)
 ------------
obligations  for  borrowed  money,  (b)  obligations  representing  the deferred
 ----
purchase  price  of property or services (other than accounts payable arising in
 ----
the ordinary course of such Person's business payable on terms customary in the trade), which purchase price is due more than six (6) months from the date of incurrence of the obligation in respect thereof, provided that the related obligations are not interest bearing, (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances or other instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations in respect of Indebtedness, (g) obligations with respect to letters of credit, (h) Off-Balance Sheet
Liabilities, (i) Receivables Facility Attributed Indebtedness and (j) Disqualified Stock. The amount of Indebtedness of any Person at any date shall be without duplication (1) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such Contingent Obligations at such date and (2) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured.
"INDEMNIFIED  MATTERS"  is  defined  in  Section  10.7(B)  hereof.
 --------------------                    ----------------
"INDEMNITEES"  is  defined  in  Section  10.7(B)  hereof.
 -----------                    ----------------
"INSOLVENCY  EVENT"  is  defined  in  Section  10.14  hereof.
 -----------------                    --------------
"INTERCOMPANY  INDEBTEDNESS"  is  defined  in  Section  10.14  hereof.
 --------------------------                    --------------
"INTEREST  EXPENSE"  means,  for  any  period, the total interest expense of the
 -----------------
Borrower  and its consolidated Subsidiaries, whether paid or accrued, including,
 ---
without duplication, Off-Balance Sheet Liabilities (including Receivables Facility Financing Costs) and the interest component of Capitalized Leases, all as determined in conformity with Agreement Accounting Principles.
"INTEREST  EXPENSE  COVERAGE  RATIO"  is  defined  in  Section  7.4(B)  hereof.
 ----------------------------------                    ---------------
"INTEREST PERIOD" means, with respect to a Eurodollar Rate Loan, a period of one
 ---------------
(1), two (2), three (3) or six (6) months commencing on a Business Day selected by the Borrower on which a Eurodollar Rate Loan is made to Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically corresponding day in
 -------   -------
such  next,  second, third or sixth succeeding month, such Interest Period shall
 --
end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new
     --------  -------
calendar month, such Interest Period shall end on the immediately preceding Business Day.
"INVENTORY"  shall  mean any and all goods, including, without limitation, goods
 ---------
in transit, wheresoever located, whether now owned or hereafter acquired by the Borrower or any of its Subsidiaries, which are held for sale or lease, furnished under any contract of service or held as raw materials, work in process or supplies, and all materials used or consumed in the business of Borrower or any of its Subsidiaries, and shall include all right, title and interest of the Borrower or any of its Subsidiaries in any property the sale or other disposition of which has given rise to Receivables and which has been returned to or repossessed or stopped in transit by the Borrower or any of its Subsidiaries.
"INVESTMENT"  means,  with  respect  to  any  Person,  (i) any purchase or other
 ----------
acquisition  by  that  Person  of  any  Indebtedness,  Equity Interests or other
 -----
securities, or of a beneficial interest in any Indebtedness, Equity Interests or
 -----
other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business. "IRS" means the Internal Revenue Service and any Person succeeding to the
 ---
functions  thereof.
 ---
"LENDERS"  means  the lending institutions listed on the signature pages of this
 -------
Agreement  and  their  respective  successors  and  assigns.
"LENDING  INSTALLATION"  means,  with  respect to a Lender or the Administrative
 ---------------------
Agent,  any  office,  branch,  subsidiary  or  affiliate  of  such Lender or the
 --
Administrative  Agent.
 --
"LEVERAGE  RATIO"  is  defined  in  Section  7.4(A)  hereof.
 ---------------                    ---------------
"LIEN"  means  any  lien  (statutory or other), mortgage, pledge, hypothecation,
 ----
assignment, deposit arrangement, encumbrance or preference, priority or security
 --
agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement). "LOAN(S)" means, with respect to a Lender, such Lender's portion of the Advance
 -------
consisting  of  a  bridge  term  loan  made  pursuant to Section 2.1 hereof, and
                                                         -----------
collectively, all Loans, whether made or continued as or converted to Floating Rate Loans or Eurodollar Rate Loans.
"LOAN  ACCOUNT"  is  defined  in  Section  2.12(a)  hereof.
 -------------                    ----------------
"LOAN  DOCUMENTS"  means this Agreement, the Subsidiary Guaranty, any promissory
 ---------------
notes  issued  pursuant to Section 2.12 and all other documents, instruments and
                           ------------
agreements executed in connection therewith or contemplated thereby, as the same may be amended, restated or otherwise modified and in effect from time to time. "LOAN PARTIES" is defined in Section 5.1 hereof.
 -------------                    ------------
"MARGIN  STOCK"  shall  have  the meaning ascribed to such term in Regulation U.
 -------------
"MATERIAL ADVERSE EFFECT" means a material adverse effect upon (a) the business,
 -----------------------
condition  (financial  or  otherwise),  operations,  performance,  properties or prospects of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower and its Subsidiaries, taken as a whole, to perform their obligations under the Loan Documents in any material respect, or (c) the ability of the Lenders or the Administrative Agent to enforce in any material respect the Obligations.
"MATERIAL  DOMESTIC  SUBSIDIARY"  means each consolidated Subsidiary (other than
 ------------------------------
any  SPV) of the Borrower (a) incorporated under the laws of any jurisdiction in
 -
the United States and (b) the total assets of which exceed, as at the end of any calendar quarter or, in the case of consummation of a Permitted Acquisition, at the time of consummation of such Permitted Acquisition (calculated by the Borrower on a pro forma basis taking into account the consummation of such
                 ---  -----
Permitted Acquisition), three percent (3.0%) of the Consolidated Assets of the Borrower and its consolidated Subsidiaries (other than SPVs).
"MATERIAL FOREIGN SUBSIDIARY" means each consolidated Subsidiary (other than any
 ---------------------------
SPV) of the Borrower (a) incorporated under the laws of any foreign jurisdiction and (b) the total assets of which exceed, as at the end of any calendar quarter or, in the case of consummation of a Permitted Acquisition, at the time of consummation of such Permitted Acquisition (calculated by the Borrower on a pro
                                                                             ---
forma basis taking into account the consummation of such Permitted Acquisition),
-----
five percent (5.0%) of the Consolidated Assets of the Borrower and its consolidated Subsidiaries (other than SPVs).
"MATERIAL  INDEBTEDNESS"  means  any  Indebtedness  (other than the Indebtedness
 ----------------------
hereunder)  of  a  single  class  with an aggregate outstanding principal amount
 ---
equal  to  or  greater  than  $30,000,000.
 ---
"MATERIAL  SUBSIDIARIES"  means  each  of  the  Borrower's  Material  Domestic
 ----------------------
Subsidiaries  and  Material  Foreign  Subsidiaries.
 --------
"MULTIEMPLOYER  PLAN"  means  a  "multiemployer  plan"  as  defined  in  Section
 -------------------
4001(a)(3)  of ERISA which is, or within the immediately preceding six (6) years
 -------
was,  contributed  to  by  either  the  Borrower or any member of the Controlled
Group.
"NET  CASH  PROCEEDS"  means,  with respect to any Financing by any Person,  (a)
 -------------------
cash  or  Cash  Equivalents  (freely  convertible into Dollars) received by such
 --
Person  or any Subsidiary of such Person from such Financing or (b) cash or Cash
 --
Equivalents payments in respect of any other consideration received by such Person or any Subsidiary of such Person from such Financing upon receipt of such cash payments by such Person or such Subsidiary, in each case, after (i) provision for all income or other taxes measured by or resulting from such
Financing and (ii) payment of all brokerage commissions and other fees and expenses and commissions related to such Financing.
"NET  INCOME"  means,  for any period, the net earnings (or loss) after taxes of
 -----------
the  Borrower and its Subsidiaries on a consolidated basis for such period taken
 -
as a single accounting period determined in conformity with Agreement Accounting Principles.
"NEW  SUBSIDIARY"  is  defined  in  Section  7.3(F).
 ---------------                    ---------------
"NON-ERISA  COMMITMENTS"  means
 ----------------------
1. each pension, medical, dental, life, accident insurance, disability, group insurance, sick leave, profit sharing, deferred compensation, bonus, stock option, stock purchase, retirement, savings, severance, stock ownership, performance, incentive, hospitalization or other insurance, or other welfare, benefit or fringe benefit plan, policy, trust, understanding or arrangement of any kind; and
2. each employee collective bargaining agreement and each agreement, understanding or arrangement of any kind, with or for the benefit of any present or prior officer, director, employee or consultant (including, without limitation, each employment, compensation, deferred compensation, severance or consulting agreement or arrangement and any agreement or arrangement associated with a change in ownership of the Borrower or any member of the Controlled Group);
to which the Borrower or any member of the Controlled Group is a party or with respect to which the Borrower or any member of the Controlled Group is or will be required to make any payment other than any Plans.
     "NON  PRO  RATA  LOAN"  is  defined  in  Section  9.2  hereof.
      --------------------                    ------------
"NON-U.S.  LENDER"  is  defined  in  Section  4.5(iv)  hereof.
 ----------------                    ----------------
"NOTE PURCHASE AGREEMENT" means that certain Note Purchase Agreement dated as of
 -----------------------
April 1, 2000 among the Borrower and the "Purchasers" referred to therein, under which the Borrower has issued senior unsecured notes in the aggregate principal amount of $175,000,000 (the "SENIOR NOTES"), which shall be pari passu with the Obligations hereunder, as such Note Purchase Agreement may be amended, modified or supplemented from time to time in a manner that is not materially adverse to the interests of the Lenders.
"NOTICE  OF  ASSIGNMENT"  is  defined  in  Section  13.3(B)  hereof.
 ----------------------                    ----------------
"OBLIGATIONS"  means  all  Loans,  advances,  debts,  liabilities,  obligations,
 -----------
covenants  and  duties  owing  by the Borrower or any of its Subsidiaries to the
 -----
Administrative  Agent,  the  Syndication  Agent,  any Lender, the Arrangers, any
 --
Affiliate  of  the Administrative Agent or any Lender, or any Indemnitee, of any
 --
kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, reasonable paralegals' fees (and, after the occurrence and during the continuance of a Default, all attorney's fees and disbursements and paralegals' fees, whether or not reasonable), and any other sum chargeable to the Borrower or any of its Subsidiaries under this Agreement or any other Loan Document. "OFF-BALANCE SHEET LIABILITIES" of a Person means, without duplication, (a) any
 ------------------------------
Receivables Facility Attributed Indebtedness and repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables or notes receivable sold by such Person or any of its Subsidiaries (calculated to include the unrecovered investment of purchasers or transferees of Receivables or notes receivable or any other obligation of the Borrower or such transferor to purchasers/transferees of interests in Receivables or notes receivables or the agent for such purchasers/transferees), (b) any liability under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability under any financing lease or so-called "synthetic" lease transaction, or (d) any obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.
"ORIGINATORS"  means  the  Borrower  and/or  any  of  its  Subsidiaries in their
 -----------
respective  capacities  as  parties  to  any  Receivables Purchase Documents, as
 ------
sellers  or  transferors  of  any Receivables and Related Security in connection
 ----
with  a  Permitted  Receivables  Transfer.
 --
"OTHER  TAXES"  is  defined  in  Section  4.5  hereof.
 ------------                    ------------
"PARTICIPANTS"  is  defined  in  Section  13.2(A)  hereof.
 ------------                    ----------------
"PAYMENT  DATE"  means the last day of each March, June, September, December and
 -------------
the  Termination  Date.
"PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.
 ----
"PERMITTED  ACQUISITION"  is  defined  in  Section  7.3(F)  hereof.
 ----------------------                    ---------------
"PERMITTED  EXISTING CONTINGENT OBLIGATIONS" means the Contingent Obligations of
 ------------------------------------------
the  Borrower  and  its  Subsidiaries  identified  on  Schedule  1.1.3  to  this
                                                       ---------------
Agreement.
"PERMITTED  EXISTING  INVESTMENTS" means the Investments of the Borrower and its
 --------------------------------
Subsidiaries  identified  on  Schedule  1.1.1  to  this  Agreement.
                              ---------------
"PERMITTED  EXISTING  LIENS"  means  the Liens on assets of the Borrower and its
 --------------------------
Subsidiaries  identified  on  Schedule  1.1.2  to  this  Agreement.
 --                           ---------------
"PERMITTED  RECEIVABLES  TRANSFER"  means  (i)  a  sale  or other transfer by an
 --------------------------------
Originator  to  a  SPV of Receivables and Related Security for fair market value
 -----
and  without  recourse  (except  for limited recourse typical of such structured
 -
finance  transactions),  and/or  (ii)  a  sale or other transfer by a SPV to (a)
 -
purchasers of or other investors in such Receivables and Related Security or (b)
 -
any other Person (including a SPV) in a transaction in which purchasers or other investors purchase or are otherwise transferred such Receivables and Related
Security, in each case pursuant to and in accordance with the terms of the Receivables Purchase Documents.
"PERSON"  means  any  individual,  corporation,  firm,  enterprise, partnership,
 ------
trust,  incorporated  or  unincorporated association, joint venture, joint stock
 ----
company,  limited  liability  company  or  other  entity  of  any  kind,  or any
 -
government or political subdivision or any agency, department or instrumentality
 -
thereof.
"PLAN"  means  an  employee  benefit  plan  defined  in Section 3(3) of ERISA in
 ----
respect  of  which  the  Borrower  or  any member of the Controlled Group is, or
 ----
within  the immediately preceding six (6) years was, an "employer" as defined in
 ----
Section  3(5)  of  ERISA.
"PRIME  RATE"  means  a  rate  per  annum  equal  to  the prime rate of interest
 -----------
announced  from time to time by Bank One or its parent (which is not necessarily
 -------
the lowest rate charged to any customer), changing when and as said prime rate changes.
"PRO  RATA  SHARE" means, prior to the Funding Date, with respect to any Lender,
 ----------------
the percentage obtained by dividing (A) such Lender's Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Commitment at such time; provided,
                                                                       --------
however,  from  and  after  the  Funding  Date  or if all of the Commitments are
     --
terminated  pursuant to the terms of this Agreement, then "Pro Rata Share" means
     -
the percentage obtained by dividing (x) the aggregate principal balance of such Lender's Loans at such time, by (y) the aggregate outstanding balance of all Loans at such time.
"PURCHASERS"  is  defined  in  Section  13.3(A)  hereof.
 ----------                    ----------------
"RECEIVABLE(S)"  means  and includes all of the Borrower's and its Subsidiaries'
 -------------
presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Borrower and its
Subsidiaries to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.
"RECEIVABLES  AND  RELATED  SECURITY"  means  the  Receivables  and  the related
 -----------------------------------
security  and  collections with respect thereto which are sold or transferred by
 ------
any Originator or SPV in connection with any Permitted Receivables Transfer. "RECEIVABLES FACILITY ATTRIBUTED INDEBTEDNESS" means the amount of obligations
 ----------------------------------------------
outstanding under a receivables purchase facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase.
"RECEIVABLES  FACILITY  FINANCING  COSTS"  means  such portion of the cash fees,
 ---------------------------------------
service  charges,  and  other costs, as well as all collections or other amounts
 ---
retained  by  purchasers  of  receivables  pursuant  to  a  receivables purchase
 -
facility,  which  are  in  excess  of  amounts  paid  to  the  Borrower  and its
 -
consolidated  Subsidiaries  under  any  receivables  purchase  facility  for the
 -
purchase  of receivables pursuant to such facility and are the equivalent of the
 -
interest component of the financing if the transaction were characterized as an on-balance sheet transaction.
"RECEIVABLES  PURCHASE DOCUMENTS" means the Receivables Sale Agreement, dated as
 -------------------------------
of April 4, 2000, between Eveready Battery Company, Inc. (a Subsidiary of the Borrower) and Energizer Receivables Funding Corporation (an SPV), and any other series of receivables purchase or sale agreements generally consistent with terms contained in comparable structured finance transactions pursuant to which an Originator or Originators sell or transfer to SPVs all of their respective right, title and interest in and to certain Receivables and Related Security for further sale or transfer to other purchasers of or investors in such assets (and the other documents, instruments and agreements executed in connection therewith), as any such agreements may be amended, restated, supplemented or otherwise modified from time to time, or any replacement or substitution therefor.
"RECEIVABLES PURCHASE FACILITY" means the securitization facility made available
 -----------------------------
to the Borrower, pursuant to which the Receivables and Related Security of the Originators are transferred to one or more SPVs, and thereafter to certain investors, pursuant to the terms and conditions of the Receivables Purchase Documents.
"REFERENCE  LENDERS"  means  Bank  One  and  Bank  of  America.
 ------------------
"REGISTER"  is  defined  in  Section  13.3(C)  hereof.
 --------                    ----------------
"REGULATION  D"  means  Regulation  D  of  the Board of Governors of the Federal
 -------------
Reserve System as from time to time in effect and any successor thereto or other
 ----
regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System. "REGULATION T" means Regulation T of the Board of Governors of the Federal
 -------------
Reserve  System  as  from  time  to  time  in  effect and any successor or other
 ----
regulation or official interpretation of said Board of Governors relating to the
 ----
extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).
"REGULATION  U"  means  Regulation  U  of  the Board of Governors of the Federal
 -------------
Reserve  System  as  from  time  to  time  in  effect and any successor or other
 ----
regulation or official interpretation of said Board of Governors relating to the
 ----
extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.
"REGULATION  X"  means  Regulation  X  of  the Board of Governors of the Federal
 -------------
Reserve  System  as  from  time  to  time  in  effect and any successor or other
 ----
regulation or official interpretation of said Board of Governors relating to the
 ----
extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).
"RELEASE"  means  any  release,  spill,  emission,  leaking, pumping, injection,
 -------
deposit,  disposal,  discharge,  dispersal,  leaching  or  migration  into  the
 ----
environment, including the movement of Contaminants through or in the air, soil,
 ----
surface  water  or  groundwater.
"RELEVANT  TRANSACTION  DOCUMENTS"  means,  (i) as of the Closing Date, the Loan
 --------------------------------
Documents  and  (ii) from and after the Funding Date, all Transaction Documents.
 --
"REPLACEMENT  LENDER"  is  defined  in  Section  2.19  hereof.
 -------------------                    -------------
"REPORTABLE  EVENT" means a reportable event as defined in Section 4043 of ERISA
 -----------------
and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days after such event occurs.
"REQUIRED  LENDERS"  means Lenders whose Pro Rata Shares, in the  aggregate, are
 -----------------
greater  than  fifty percent (50%); provided, however, that, if any Lender shall
                                    --------  -------
have failed to fund its Pro Rata Share of the Advance, which such Lender is obligated to fund under the terms of this Agreement and any such failure has not been cured, then for so long as such failure continues, "REQUIRED LENDERS" means Lenders (excluding all Lenders whose failure to fund their respective Pro Rata Shares of such Loans has not been so cured) whose Pro Rata Shares represent greater than fifty percent (50%) of the aggregate Pro Rata Shares of such Lenders; provided further, however, that, from and after the Funding Date or if
          -------- -------  -------
the Commitments have been terminated pursuant to the terms of this Agreement, "REQUIRED LENDERS" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans are greater than fifty percent (50%).
"REQUIREMENTS  OF LAW" means, as to any Person, the charter and by-laws or other
 --------------------
organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the Hart-Scott-Rodino Antitrust Improvements Act, Regulations T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.
"RESERVE  REQUIREMENT"  means,  with  respect to an Interest Period, the maximum
 --------------------
aggregate  reserve  requirement (including all basic, supplemental, marginal and
 --
other  reserves)  which  is  imposed  under  Regulation  D  on  "Eurocurrency liabilities".
"RISK-BASED  CAPITAL  GUIDELINES"  is  defined  in  Section  4.2  hereof.
 -------------------------------                    ------------
"SELLER"  means  Pfizer  Inc.,  a  Delaware  corporation.
 ------
"SENIOR  MANAGEMENT  TEAM" means each Authorized Officer and the Chief Executive
 ------------------------
Officer  of  the  Borrower.
"SENIOR  NOTES" is defined in the definition of "Note Purchase Agreement" above.
 -------------
"SOLVENT"  means,  when  used  with  respect  to any Person, that at the time of
 -------
determination:
 ----
1. the fair value of its assets (both at fair valuation and at present fair saleable value) is equal to or in excess of the total amount of its liabilities, including,  without  limitation,  contingent  liabilities;  and
2. it is then able and believes that it will be able to pay its debts as they mature; and
3. it has capital sufficient to carry on its business as conducted and as proposed to be conducted.
With respect to contingent liabilities (such as litigation and guarantees), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can be reasonably be expected to become an actual or matured liability.
     "SPV"  means  any  special  purpose  entity  established for the purpose of
      ---
purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.
"SUBSIDIARY"  of  a  Person  means  (i)  any  corporation  more  than 50% of the
 ----------
outstanding  securities  having ordinary voting power of which shall at the time
 -------
be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" means a Subsidiary of the Borrower.
"SUBSIDIARY  GUARANTORS"  means  (i)  all  of  the  Borrower's Material Domestic
 ----------------------
Subsidiaries; (ii) all New Subsidiaries which are Material Domestic Subsidiaries
 -----
and  which  have satisfied the provisions of Section 7.2(K)(a); (iii) all of the
                                             -----------------
Borrower's Subsidiaries which become Material Domestic Subsidiaries and which have satisfied the provisions of Section 7.2(K)(b); and (iv) all other
                                      ------------------
Subsidiaries  which  become  Subsidiary  Guarantors  in  satisfaction  of  the provisions  of  Section  7.2(K)(c),  in  each  case  with respect to clauses (i)
                ------------------                                   -----------
through  (iv)  above,  other  than  the  SPVs and together with their respective
         ----
successors  and  assigns.
"SUBSIDIARY  GUARANTY" means that certain Guaranty dated as of the Closing Date,
 --------------------
executed by the Subsidiary Guarantors in favor of the Administrative Agent, for the ratable benefit of the Lenders, as it may be amended, modified, supplemented and/or restated (including to add new Subsidiary Guarantors), and as in effect from time to time.
"SUPPLEMENT"  shall  have  the  meaning  set  forth  in  Section  7.2(K).
 ----------                                              ---------------
"SUPPLEMENTAL  MARGIN"  is defined in the definition of "Eurodollar Rate" above.
 --------------------
"SYNDICATION  AGENT"  means  Bank  of  America  and  its  successors.
 ------------------
"TAXES"  means  any  and  all  present or future taxes, duties, levies, imposts,
 -----
deductions, charges or withholdings, and any and all liabilities with respect to
 ---
the  foregoing,  but  excluding  Excluded  Taxes.
"TERMINATION  DATE" means the earliest to occur of (a) January 16, 2004, (b) the
 -----------------
date of termination in whole of the Aggregate Commitment pursuant to Section 2.5
                                                                     -----------
or  Section  9.1  hereof  and (c) if the Designated Acquisition has not occurred
    ------------
prior  thereto,  April  1,  2003.
"TERMINATION  EVENT"  means  (i)  a Reportable Event with respect to any Benefit
 ------------------
Plan;  (ii) the withdrawal of the Borrower or any member of the Controlled Group
 --
from a Benefit Plan during a plan year in which the Borrower or such Controlled Group member was a "substantial employer" as defined in Section 4001(a)(2) of ERISA with respect to such plan; (iii) the imposition of an obligation under
Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC or any foreign governmental authority of proceedings to terminate or appoint a trustee to administer a Benefit Plan or Foreign Pension Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of the Borrower or any member of the Controlled Group from a Multiemployer Plan.
"TRANSACTION  DOCUMENTS" means the Loan Documents and the documents executed and
 ----------------------
delivered by the Borrower or any of its Subsidiaries in connection with the Designated Acquisition including, without limitation, the Designated Acquisition Agreement.
"TRANSACTIONS" means this Agreement (and the financing transactions evidenced by
 ------------
the  Loan  Documents)  and  the  Designated  Acquisition.
"TRANSFEREE"  is  defined  in  Section  13.5  hereof.
 ----------                    -------------
"TYPE"  means, with respect to any Loan, its nature as a Floating Rate Loan or a
 ----
Eurodollar  Rate  Loan.
"UNMATURED  DEFAULT"  means  an  event  which,  but for the lapse of time or the
 ------------------
giving  of  notice,  or  both,  would  constitute  a  Default.
 ----
The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with generally accepted accounting principles in existence as of the date hereof.
1.2     References.  Any references to Subsidiaries of the Borrower shall not in
        ----------
     any way be construed as consent by the Administrative Agent or any Lender to the establishment, maintenance or acquisition of any Subsidiary, except as may otherwise be permitted hereunder.
ARTICLE  II:     THE  BRIDGE  TERM  LOAN  FACILITY
                 ---------------------------------
2.1     Loans.
        -----
(a)     Upon  the  satisfaction of the conditions precedent set forth in Section
                                                                         -------
5.1  each  Lender  severally and not jointly agrees, on the terms and conditions
 --
set  forth in this Agreement, to make a bridge term loan, consisting of a single
 -
draw,  on  the  Funding Date, in Dollars, to the Borrower in an aggregate amount equal to such Lender's Pro Rata Share of the Aggregate Commitment. Notwithstanding the foregoing, on the earlier of the Funding Date (after giving effect to the foregoing draw) and April 1, 2003, the Aggregate Commitment and each Lender's Commitment shall be automatically and permanently terminated to the extent of the undrawn Aggregate Commitment, as more specifically described in Section 2.5(b). The Loans made on the Funding Date shall initially be
    ---------------
Floating  Rate  Loans and thereafter may be continued as Floating Rate Loans or,
   ---
on or after three (3) Business Days after the Funding Date, converted into Eurodollar Rate Loans in the manner provided in Section 2.9. Each Loan under
                                                   -----------
this  Section  2.1  shall  consist  of  Loans  made  by  each  Lender ratably in
      ------------
proportion  to  such  Lender's  respective  Pro  Rata  Share.  No  Loan shall be
     ----
reborrowed  once  repaid.
     --
(b)     Borrowing/Election  Notice.  The  Borrower  shall  deliver  to  the
        --------------------------
Administrative  Agent  a  Borrowing/Election Notice, signed by it, in accordance
        --
with  the  terms of Section 2.7.  The Administrative Agent shall promptly notify
                    -----------
each  Lender  of  such  request.
(c)     Making  of  Loans.  Promptly  after  receipt  of  the Borrowing/Election
        -----------------
Notice under Section 2.7 in respect of the Loans, the Administrative Agent shall
             -----------
notify each Lender by telex or telecopy, or other similar form of transmission, of the requested Loan. Each Lender shall make available its Loan in accordance with the terms of Section 2.6. The Administrative Agent will promptly make the
                   -----------
funds so received from the Lenders available to the Borrower at the Administrative Agent's office in Chicago, Illinois on the Funding Date and shall disburse such proceeds in accordance with the Borrower's disbursement instructions set forth in such Borrowing/Election Notice. The failure of any Lender to deposit the amount described above with the Administrative Agent on the Funding Date shall not relieve any other Lender of its obligations hereunder to make its Loan on the Funding Date.
2.2     Repayment  of  Loans.  The Loans shall be due and payable in full on the
        --------------------
Termination  Date.
2.3     Rate  Options for all Loans; Maximum Interest Periods.  The Loans may be
        -----------------------------------------------------
Floating Rate Loans or Eurodollar Rate Loans, or a combination thereof, selected by the Borrower in accordance with Section 2.10. The Borrower may select, in
                                      ------------
accordance with Section 2.9, rate options and Interest Periods applicable to the
                -----------
Loans;  provided  that there shall be no more than eight (8) Interest Periods in
        --------
effect  with  respect  to  all  of  the  Loans  at  any  time.
2.4     Prepayments.
        -----------
(a)     Optional  Prepayments.  The  Borrower  may  from time to time and at any
        ---------------------
time upon at least one (1) Business Day's prior written notice repay or prepay, without penalty or premium all or any part of outstanding Floating Rate Loans in an aggregate minimum amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof. Eurodollar Rate Loans may be voluntarily repaid or prepaid prior to the last day of the applicable Interest Period, subject to the indemnification provisions contained in Section 4.4, provided, that the
                                                 -----------  --------
Borrower may not so prepay Eurodollar Rate Loans unless it shall have provided at least three (3) Business Days' prior written notice to the Administrative Agent of such prepayment and provided, further, that optional prepayments of
                                 --------  -------
Eurodollar  Rate  Loans  made  pursuant  to Section 2.1 with respect to the same
                                            -----------
Interest Period shall be for the entire amount of all such outstanding Eurodollar Rate Loans. No optional prepayments may be reborrowed once made.
(b)     Mandatory  Prepayments.  Upon  the  consummation of any Financing by the
        ----------------------
Borrower or any Subsidiary, within three (3) Business Days after the Borrower's or any of its Subsidiaries' receipt of any Net Cash Proceeds from such Financing, the Borrower shall make a mandatory prepayment of the Obligations in an amount equal to one hundred percent (100%) of such Net Cash Proceeds. The amount of each such mandatory prepayment shall be applied ratably to the Loans. On the date any such prepayment is received by the Administrative Agent, such prepayment shall be applied first to Floating Rate Loans and to any Eurodollar Rate Loans maturing on such date and then to subsequently maturing Eurodollar Rate Loans. Nothing in this Section 2.4(b) shall be construed to constitute the
                             --------------
Lenders' consent to any Financing which is not expressly permitted by the terms of this Agreement. No mandatory prepayments may be reborrowed once made.
2.5     Reduction  of  Commitments.
        --------------------------
(a) Prior to the Funding Date, the Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders, in an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess of that amount upon at least three (3) Business Day's prior written notice to the Administrative Agent, which notice shall specify the amount of any such  reduction.
(b) On the earlier of the Funding Date (after giving effect to the draw made thereon) and April 1, 2003, (x) the undrawn Aggregate Commitment shall be automatically and permanently terminated and (y) each Lender's undrawn Commitment shall be automatically and permanently terminated in proportion to its applicable Pro Rata Share of the Aggregate Commitment.
All accrued Facility Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder or any reduction of the Aggregate Commitment on the amount so reduced.

2.6     Method  of  Borrowing.  Not  later  than 2:00 p.m. (Chicago time) on the
        ---------------------
Funding Date, each Lender shall make available its Loan, in immediately available funds, to the Administrative Agent at its address specified pursuant to Article XIV. The Administrative Agent will promptly make the funds so
    ------------
received  from  the  Lenders  available  to  the  Borrower at the Administrative
   ---
Agent's  aforesaid  address.
   ---
2.7     Method  of  Requesting  the  Advance.  The  Borrower  shall  give  the
        ------------------------------------
Administrative  Agent  irrevocable notice in substantially the form of Exhibit B
        -                                                              ---------
hereto (a "BORROWING/ELECTION NOTICE") not later than 11:00 a.m. (Chicago time) on or before the Funding Date of the Advance specifying: (i) the Funding Date (which shall be a Business Day) for the Advance; (ii) the aggregate amount of the Advance (which shall not be more than the Aggregate Commitment at such time); (iii) the Type of Advance selected (which shall be a Floating Rate Loan in accordance with the terms of Section 2.1(a)).
                                      ---------------
2.8     Amount of the Advance.  The Advance shall not be more than the amount of
        ---------------------
the  Aggregate  Commitment.
2.9     Method  of  Selecting  Types  and  Interest  Periods  for Conversion and
        ------------------------------------------------------------------------
Continuation  of  Loans.
      -----------------
(A)     Right  to Convert.  The Borrower may elect from time to time, subject to
        -----------------
the  provisions  of Section 2.3 and this Section 2.9, to convert all or any part
                    -----------          -----------
of  a  Loan of any Type into any other Type or Types of Loans; provided that any
                                                               --------
conversion of any Eurodollar Rate Loan shall be made on, and only on, the last day of the Interest Period applicable thereto.
(B)     Automatic  Conversion  and  Continuation.  Floating  Rate  Loans  shall
        ----------------------------------------
continue as Floating Rate Loans unless and until such Floating Rate Loans are repaid or converted into Eurodollar Rate Loans. Eurodollar Rate Loans shall continue as Eurodollar Rate Loans until the end of the then applicable Interest Period therefor, at which time such Eurodollar Rate Loans shall be automatically converted into Floating Rate Loans unless the Borrower shall have repaid such Loans or given the Administrative Agent a Borrowing/Election Notice in accordance with Section 2.9(D) requesting that, at the end of such Interest
                  ---------------
Period,  such  Eurodollar  Rate  Loans  continue  as  a  Eurodollar  Rate  Loan.
(C)     No  Conversion  Post-Default.  Notwithstanding  anything to the contrary
        ----------------------------
contained  in Section 2.9(A) or Section 2.9(B), no Loan may be converted into or
              --------------    --------------
continued as a Eurodollar Rate Loan (except with the consent of the Required Lenders) when any Default has occurred and is continuing.
(D)     Borrowing/Election  Notice.  The  Borrower shall give the Administrative
        --------------------------
Agent an irrevocable Borrowing/Election Notice of each conversion of a Floating Rate Loan into a Eurodollar Rate Loan or continuation of a Eurodollar Rate Loan not later than 11:00 a.m. (Chicago time) three (3) Business Days prior to the date of the requested conversion or continuation, specifying: (i) the requested date (which shall be a Business Day) of such conversion or continuation; (ii) the amount and Type of the Loan to be converted or continued; and (iii) the amount of Eurodollar Rate Loan(s) into which such Loan is to be converted or continued, and the duration of the Interest Period applicable thereto.
(E)     Interest  Periods.  The  Borrower shall select Interest Periods so that,
        -----------------
to the best of the Borrower's knowledge, it will not be necessary to prepay all or any portion of any Eurodollar Rate Loan prior to the last day of the applicable Interest Period in order to make mandatory prepayments as required pursuant to the terms hereof. Each Floating Rate Loan and all Obligations other than Loans and the Facility Fee shall bear interest from and including the date of the making of such Loan, in the case of Floating Rate Loans, and the date such Obligation is due and owing in the case of such other Obligations, to (but not including) the date of repayment thereof at the Alternate Base Rate, changing when and as such Alternate Base Rate changes. Changes in the rate of interest on that portion of the Loans maintained as Floating Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Rate Loan shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Loan, changing when and as the Applicable Margin changes or when the Supplemental Margin is in effect. Changes in the rate of interest on that portion of the Loans maintained as Eurodollar Rate Loans will take effect simultaneously with each change in the Applicable Margin or the implementation of the Supplemental Margin.
2.10     Default  Rate.  After  the  occurrence  and during the continuance of a
         -------------
Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower declare that, (a) the interest rate(s) applicable to the Obligations (other than Eurodollar Rate Loans and the Facility Fee) shall be equal to the Alternate Base Rate, changing as and when the Alternate Base Rate changes, or, for Eurodollar Rate Loans the then highest Eurodollar Rate (utilizing the highest Applicable Margin in effect from time to time), in each case, plus two percent (2.00%) per annum for all Loans and other Obligations,
       ----
and  (b)  the  Facility  Fee  shall  be  calculated using the highest Applicable
Facility  Fee  Percentage;  provided,  that  after the occurrence and during the
                            --------
continuance  of  a  Default under Sections 8.1(F), (G) or (I), the interest rate
                                  ---------------- ---    ---
described in clause (a) above and the Facility Fee described in clause (b) above
             ----------                                         ----------
shall  be  applicable  without  any  election  or  action  on  the  part  of the
Administrative  Agent  or  any  other  Lender.
2.11     Method  of  Payment.  All  payments  of  principal,  interest, fees and
         -------------------
commissions hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIV, or at any other Lending
                                           ------------
Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by 2:00 p.m. (Chicago time) on the date when due and shall be made ratably among the Lenders (unless such amount is not to be shared ratably in accordance with the terms hereof). Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds which the Administrative Agent received at its address specified pursuant to Article XIV or at any Lending Installation specified in a notice
              ------------
received by the Administrative Agent from such Lender. The Borrower authorizes the Administrative Agent to charge the account of the Borrower maintained with Bank One for each payment of principal, interest, fees and commissions as it becomes due hereunder.
2.12     Evidence  of  Debt.
         ------------------
(a) Each Lender shall maintain in accordance with its usual practice an account or accounts (a "LOAN ACCOUNT") evidencing the indebtedness of the
                            -------------
Borrower to such Lender owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(b)     The  Register maintained by the Administrative Agent pursuant to Section
                                                                         -------
13.3(C)  shall  include  a  control  account,  and a subsidiary account for each
-------
Lender,  in  which  accounts (taken together) shall be recorded (i) the date and
-----
the  amount  of  each  Loan  made  hereunder,  the Type thereof and the Interest
--
Period, if any, applicable thereto, (ii) the amount of any principal or interest
--
due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the effective date and amount of each Assignment Agreement delivered to and accepted by it and the parties thereto pursuant to Section
                                                                         -------
13.3, (iv) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof, and (v) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.
(c) The entries made in the Loan Account, the Register and the other accounts maintained pursuant to subsections (a) or (b) of this Section shall be
                                 ---------------    ---
conclusive and binding for all purposes, absent manifest error, unless the Borrower objects to information contained in the Loan Accounts, the Register or the other accounts within thirty (30) days of the Borrower's receipt of such information; provided that the failure of any Lender or the Administrative Agent
             --------
to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
(d) Any Lender may request that the Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note for such Loans payable to the order of such Lender and in a form approved by the Administrative Agent in its reasonable discretion and consistent with the terms of this Agreement. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 13.3) be represented by one or
                                          ------------
more promissory notes in such form payable to the order of the payee named therein.
2.13     Telephonic  Notices.  The  Borrower  authorizes  the  Lenders  and  the
         -------------------
Administrative Agent to extend, convert or continue the Advance, effect selections of Types of Loans and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, signed by an Authorized Officer, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders with respect to such telephonic notice shall govern absent manifest error. In case of disagreement concerning such notices, if the Administrative Agent has recorded telephonic Borrowing/Election Notices, such recordings will be made available to the Borrower upon the Borrower's request therefor.
2.14     Promise  to  Pay;  Interest  and Facility Fees; Interest Payment Dates;
         -----------------------------------------------------------------------
Interest  and  Fee  Basis;  Loan  and  Control  Accounts.
   -----------------------------------------------------
(A)     Promise  to  Pay.  The Borrower unconditionally promises to pay when due
        ----------------
the principal amount of each Loan and all other Obligations incurred by it, and to pay all unpaid interest accrued thereon, in accordance with the terms of this
     Agreement  and  the  other  Loan  Documents.
(B)     Interest  Payment  Dates.  Interest  accrued  on each Floating Rate Loan
        ------------------------
shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof and on any date on which the Floating Rate Loan is prepaid, whether by acceleration or otherwise (including at maturity). Interest accrued on each Eurodollar Rate Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Rate Loan is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Rate Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) on the last day of each calendar quarter, commencing on the first such day following the incurrence of such Obligation, (ii) upon repayment thereof in full or in part, and (iii) if not theretofore  paid  in  full,  at  the time such other Obligation becomes due and payable  (whether  by  acceleration  or  otherwise).
(C)     Facility  Fees  and Administrative Agent's Fees.  The Borrower shall pay
        -----------------------------------------------
to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, from and after the Closing Date until the Termination Date, a facility fee (the "FACILITY FEE") accruing at the per annum rate of the then Applicable Facility Fee Percentage, on the Aggregate Commitment (whether used or unused) (or from and after the Funding Date, the aggregate principal amount of all Loans). All such Facility Fees payable under this clause (C)
                                                                      ----------
shall be payable quarterly in arrears on each Payment Date occurring after the Closing Date (with the first such payment being calculated for the period from the Closing Date and ending on March 31, 2003 and on the Termination Date.
(D)     Interest  and  Fee  Basis; Applicable Margin and Applicable Facility Fee
        ------------------------------------------------------------------------
Percentage.
  --------
(i) Interest accrued on Eurodollar Rate Loans, Facility Fees and Floating Rate Loans where the basis for calculation is the Federal Funds Effective Rate shall be calculated for actual days elapsed on the basis of a year of 360 days, and interest accrued on Floating Rate Loans where the basis for calculation is the Prime Rate shall be calculated for actual days elapsed on the basis of a year of 365, or when appropriate 366, days. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 2:00 p.m. (Chicago time) at the place of payment. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest, fees and commissions in connection with such payment.
(ii) The Applicable Margin and Applicable Facility Fee Percentage shall be determined from time to time by reference to the table set forth in Section
2.14(D) of the Existing 5-Year Credit Agreement on the basis of the then applicable "Leverage Ratio" (as defined therein) and shall be adjusted as and when required by the Existing 5-Year Credit Agreement.
2.15     Notification  of the Advance, Interest Rates, Prepayments and Aggregate
         -----------------------------------------------------------------------
Commitment Reductions.  Promptly after receipt thereof, the Administrative Agent
---------------------
     will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing/Election Notice and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Rate Loan promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.
2.16     Lending  Installations.  Each  Lender may book its Loans at any Lending
         ----------------------
Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation. Subject to the provisions of Section 4.6, each Lender may, by
                                                -----------
written or facsimile notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.
2.17     Non-Receipt  of Funds by the Administrative Agent.  Unless the Borrower
         -------------------------------------------------
or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.
2.18     Termination  Date.  This  Agreement  shall  be  effective  until  the
         -----------------
Termination Date. Notwithstanding the termination of this Agreement, until all of the Obligations (other than contingent indemnity obligations) shall have been fully and indefeasibly paid and satisfied in cash (to the full extent that such Obligations are payable in cash) and all financing arrangements among the Borrower and the Lenders shall have been terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive.
2.19     Replacement  of  Certain  Lenders.  In  the  event  a Lender ("AFFECTED
         ---------------------------------
LENDER") shall have: (i) failed to fund its Pro Rata Share of the Advance requested by the Borrower, which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured, (ii) requested compensation from the Borrower under Sections 4.1, 4.2 or 4.5 to recover Taxes,
                                      ------------  ---    ---
Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 4.3 claiming that such Lender is unable to extend Eurodollar Rate
    ------------
Loans to the Borrower for reasons not generally applicable to the other Lenders or (iv) has invoked Section 10.2, then, in any such case, the Borrower or the
                       ------------
Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by the Borrower and a copy to the Borrower in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall use commercially reasonable efforts to assign pursuant to one or more duly executed Assignment Agreements five (5) Business Days after the date of such demand, to one or more financial institutions that comply with the provisions of Section 13.3 which the
                                                          ------------
Borrower or the Administrative Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT LENDER"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment and all Loans owing to it) in accordance with Section 13.3. The Administrative Agent agrees, upon the occurrence of such
     ------------
events with respect to an Affected Lender and upon the written request of the Borrower, to use its reasonable efforts to obtain the commitments from one or more financial institutions to act as a Replacement Lender. The Administrative Agent is authorized to execute one or more of such Assignment Agreements as attorney-in-fact for any Affected Lender failing to execute and deliver the same within five (5) Business Days after the date of such demand. Further, with respect to such assignment the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment, amounts payable under Sections 4.1, 4.2 and 4.5 with respect to such Affected Lender and compensation
    ---------  ---     ---
payable  under  Section  2.14(C) in the event of any replacement of any Affected
                ---------------
Lender  under  clause  (ii)  or clause (iii) of this Section 2.19; provided that
                                                     ------------
upon such Affected Lender's replacement, such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections
                                                                        --------
4.1,  4.2,  4.4,  4.5  and  10.7, as well as to any fees accrued for its account
      ---   ---   ---       ----
hereunder  and  not  yet  paid, and shall continue to be obligated under Section
                                                                         -------
11.8  with  respect  to  losses,  obligations,  liabilities, damages, penalties,
   -
actions, judgements, costs, expenses or disbursements for matters which occurred
   -
prior to the date the Affected Lender is replaced. Upon the replacement of any Affected Lender pursuant to this Section 2.19, the provisions of Section 9.2
                                     ------------                    -----------
shall continue to apply with respect to Loans which are then outstanding with respect to which the Affected Lender failed to fund its Pro Rata Share and which failure has not been cured.
ARTICLE  III:     [RESERVED]
                  ==========
ARTICLE  IV:     YIELD  PROTECTION;  TAXES
4.1     Yield  Protection.  If,  on  or  after  the  date of this Agreement, the
        -----------------
adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:
(i) subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to
Excluded  Taxes)  to  any  Lender  in  respect  of  its  Loans,  or
(ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Rate Loans), or
(iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such Loans or Commitment, then, within fifteen
(15) days of demand by such Lender, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.
     Notwithstanding the foregoing provisions of this Section 4.1, if any Lender
                                                      -----------
fails to notify the Borrower of any event or circumstance which will entitle such Lender to compensation pursuant to this Section 4.1 within ninety (90) days
                                             -----------
after such Lender obtains knowledge of such event or circumstance, then such Lender shall not be entitled to compensation from the Borrower for any amount arising prior to the date which is ninety (90) days before the date on which such Lender notifies the Borrower of such event or circumstance.
4.2     Changes  in  Capital  Adequacy  Regulations.  If a Lender determines the
        -------------------------------------------
amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within fifteen (15) days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender reasonably determines is attributable to this Agreement, its Loans or its Commitment hereunder (after taking into account such  Lender's  customary policies as to capital adequacy).  "CHANGE" means
(i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.
4.3     Availability  of  Types  of  Loans.  If  any  Lender  determines  that
        ----------------------------------
maintenance  of  its  Eurodollar  Rate  Loans at a suitable Lending Installation
        -
would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Rate Loans are not available or (ii) the interest rate applicable to Eurodollar Rate Loans does not accurately reflect the cost of making or maintaining Eurodollar Rate Loans, then the Administrative Agent shall suspend the availability of Eurodollar Rate Loans and require any affected Eurodollar Rate Loans to be repaid or converted to Floating Rate Loans, subject to the payment of any funding indemnification amounts required by Section 4.4.
                       ------------
4.4     Funding  Indemnification.  If  any  payment  of  a  Eurodollar Rate Loan
        ------------------------
occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Rate Loan is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom (excluding loss of margin), including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Rate Loan.
4.5     Taxes.
        -----
(i) All payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any of the other Loan Documents shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.5) such Lender or the Administrative Agent (as the case may be)
      ------------
receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within thirty (30) days after such payment is made. Such Lender or the Administrative Agent, as the case may be, shall promptly reimburse the Borrower for such payments to the extent such Lender or the Administrative Agent receives actual knowledge that it has received any tax credit or other benefit in connection with such tax payments and that such tax credit or benefit is clearly attributable to this Agreement.
(ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any promissory note issued hereunder or from the execution or delivery of, or otherwise with respect to, this Agreement or any promissory note issued hereunder ("OTHER TAXES").
(iii) The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this
Section  4.5)  paid by the Administrative Agent or such Lender and any liability
     -------
(including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within thirty
(30) days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 4.6.
                        ------------
(iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "NON-U.S. LENDER") agrees that it will, not less than ten (10) Business Days after the date of this Agreement, deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and deliver to the Administrative Agent two duly completed copies of United States Internal Revenue Forms W-8BEN or W-8ECI, certifying in either case that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.
(v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such
                                                 -----------
failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 4.5 with respect to Taxes imposed by the United States; provided
      ------------                                                      --------
that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take
                                     -----------
such steps as such Non-U.S. Lender shall reasonably request (without cost to the Borrower) to assist such Non-U.S. Lender to recover such Taxes.
(vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any promissory note issued hereunder pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.
(vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason other than as a result of the gross negligence or willful misconduct of the Administrative Agent), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 4.5(vii) shall
                                                          ----------------
survive  the  payment  of  the  Obligations  and  termination of this Agreement.
4.6     Lender  Statements;  Survival  of  Indemnity.  To  the extent reasonably
        --------------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Rate Loans to reduce any liability of the Borrower to such Lender under Sections 4.1, 4.2 and 4.5 or to avoid the unavailability of
                     ------------  ---     ---
Eurodollar  Rate Loans under Section 4.3, so long as such designation is not, in
                             -----------
the reasonable judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section
                                                                         -------
4.1,  4.2,  4.4  or  4.5.  Such  written statement shall set forth in reasonable
  -   ---   ---      ---
detail  the calculations upon which such Lender determined such amount and shall
  -
be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Rate Loan shall be calculated as though each Lender funded its Eurodollar Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not, and without regard to loss of margin. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the
     Borrower  under Sections 4.1, 4.2, 4.4 and 4.5 shall survive payment of the
                     ------------  ---  ---     ---
Obligations  and  termination  of  this  Agreement.
ARTICLE  V:     CONDITIONS  PRECEDENT
                ---------------------
5.1     Funding  Date.  The  Lenders  shall  not be required to make the Advance
        -------------
unless the Borrower has furnished to the Administrative Agent each of the following, with sufficient copies for the Lenders on or before March 31, 2003, all in form and substance satisfactory to the Administrative Agent, the Syndication Agent and the Lenders:
(1) Copies of the Certificate of Incorporation of the Borrower and each of the Subsidiary Guarantors (collectively, the "LOAN PARTIES"), together with all amendments and a certificate of good standing, both certified by the appropriate governmental  officer  in  its  jurisdiction  of  incorporation;
(2) Copies, certified by the Secretary or Assistant Secretary of each of the Loan Parties, of its By-Laws and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the execution of the Loan Documents entered into by it;
(3) An incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Loan Parties, which shall identify by name and title and bear the signature of the officers of the Loan Parties authorized to sign the Loan Documents and the officers of the Borrower authorized to make borrowings hereunder, upon which certificate the Lenders shall be entitled to rely until informed of any change in writing by the Borrower; provided, that any
                                                              --------
officer who will neither be a signatory to this Agreement nor an individual requesting borrowings hereunder, shall be permitted to deliver a facsimile of such officer's signature in satisfaction of this Section 5.1(3);
                                                        ---------------
(4) A Certificate, in form and substance satisfactory to the Administrative Agent, signed by the Chief Financial Officer of the Borrower, stating that on the Funding Date, both before and after giving effect to the Designated Acquisition and the Advance, (a) all of the representations in this Agreement are true and correct in all material respects and no Default or Unmatured Default has occurred and is continuing or would result after giving effect to the Designated Acquisition or the Advance and (b) no "Default" or "Unmatured Default" has occurred and is continuing under and as defined in either of the Existing Credit Agreements or would result after giving effect to the Designated Acquisition or the Advance;
(5) The written opinion of the Loan Parties' counsel, addressed to the Administrative Agent and the Lenders, in substantially the form attached hereto as Exhibit D and containing assumptions and qualifications acceptable to the
    ----------
Administrative Agent and the Lenders and an opinion of counsel delivered in connection with the Designated Acquisition, in form and substance satisfactory to the Administrative Agent and the Lenders, with respect to the enforceability of the Designated Acquisition Agreement and compliance by the Borrower and its Subsidiaries with all applicable laws in connection with the Designated Acquisition;
(6) Evidence satisfactory to the Administrative Agent that (i) all conditions precedent to the consummation of the Designated Acquisition have been satisfied or waived by the Borrower and all of the representations and warranties in the Designated Acquisition Agreement are accurate in all material respects as of the date on which the Designated Acquisition is consummated; (ii) the Designated Acquisition has been approved by all necessary corporate action of the Borrower's, the Seller's and the Acquired Business's Board of Directors;
(iii) the Designated Acquisition Agreement includes a condition precedent to the consummation of the Designated Acquisition providing that no material adverse change shall have occurred with respect to the Seller or the Acquired Business since December 31, 2001; (iv) all required U.S. governmental approvals related to the Designated Acquisition have been obtained and all related filings made and any applicable waiting periods shall have expired or been terminated, including those prescribed by the Hart-Scott-Rodino Antitrust Improvements Act, as amended; and (v) the Designated Acquisition shall close contemporaneously with the funding under this Agreement; and
(7) Written money transfer instructions reasonably requested by the Administrative Agent, addressed to the Administrative Agent and signed by an Authorized Officer.
In addition to the foregoing, the Lenders shall not be required to make the Advance unless on the Funding Date, both before and after taking into account the proposed borrowing, there exists no Default or Unmatured Default. The Borrowing/Election Notice with respect to the Advance shall constitute a representation and warranty by the Borrower that the condition described in the immediately preceding sentence has been satisfied.
5.2     Closing Date.  This Agreement shall not be effective unless the Borrower
        ------------
     has furnished to the Administrative Agent each of the following, with sufficient copies for the Lenders, all in form and substance satisfactory to the Administrative Agent, the Syndication Agent and the Lenders:
(a) Signature pages or counterparts to each of this Agreement and the Subsidiary Guaranty (and the Administrative Agent, the Syndication Agent and each Lender shall have delivered their respective signature pages to this Agreement); and
(b) A Certificate, in form and substance satisfactory to the Administrative Agent, signed by the Executive Vice President - Chief Financial Officer of the Borrower, stating that on the Closing Date all the representations in this Agreement made by the Borrower are true and correct in all material respects and no Default or Unmatured Default has occurred and is continuing.
ARTICLE  VI:     REPRESENTATIONS  AND  WARRANTIES
                 --------------------------------
     In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and the other financial accommodations hereunder, the Borrower hereby represents and warrants as follows to each Lender and the Administrative Agent as of the Closing Date, the Funding Date (giving effect to the consummation of the transactions contemplated by the Transaction Documents), and thereafter on each date as required hereunder (other than with respect to Section 6.5 which shall only be made by the Borrower as of the
             ------------
Closing Date and Section 6.18 which shall only be made by the Borrower as of the
                 ------------
Funding  Date):
6.1     Organization;  Corporate  Powers.  The  Borrower  and  each  of  its
        --------------------------------
Subsidiaries  (i)  is  a  corporation, limited liability company, partnership or
        --
other commercial entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect, and (iii) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted.
6.2     Authority.
        ---------
(A) The Borrower and each of its Subsidiaries has the requisite power and authority to execute, deliver and perform each of the Transaction Documents which are to be executed by it in connection with the Transactions or which have been executed by it as required by this Agreement and the other Loan Documents and (ii) to file the Transaction Documents which must be filed by it in connection with the Transactions or which have been filed by it as required by this Agreement, the other Loan Documents or otherwise with any Governmental Authority.
(B) The execution, delivery, performance and filing, as the case may be, of each of the Relevant Transaction Documents which must be executed or filed by the Borrower or any of its Subsidiaries in connection with the Transactions or which have been executed or filed as required by this Agreement, the other Loan Documents or otherwise and to which the Borrower or any of its Subsidiaries is party, and the consummation of the transactions contemplated thereby, have been duly approved by the respective boards of directors and, if necessary, the shareholders of the Borrower and its Subsidiaries, and such approvals have not been rescinded. No other action or proceedings on the part of the Borrower or its Subsidiaries are necessary to consummate such transactions.
(C) Each of the Relevant Transaction Documents to which the Borrower or any of its Subsidiaries is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, including concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies (whether enforcement is sought by proceedings in equity or at law)), is in full force and effect (other than as a result of expiration in accordance with its terms) and no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Relevant Transaction Documents delivered to the Administrative Agent pursuant to
Section 5.1 without the prior written consent of the Required Lenders (or all of
-----------
the  Lenders  if required by Section 9.3), and the Borrower and its Subsidiaries
                             -----------
have, and, to the best of the Borrower's and its Subsidiaries' knowledge, all other parties thereto have, performed and complied with all the material terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties on or before the Closing Date or Funding Date, as applicable, and no unmatured default, default or breach of any covenant by any such party exists thereunder.
6.3     No  Conflict;  Governmental  Consents  for the Borrower.  The execution,
        -------------------------------------------------------
delivery and performance of each of the Loan Documents and other Transaction Documents to which the Borrower or any of its Subsidiaries is a party do not and will not (i) conflict with the certificate or articles of incorporation or by-laws of the Borrower or any such Subsidiary, (ii) with respect to the
Transaction Documents other than the Loan Documents, constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law (including, without limitation, any Environmental Property Transfer Act) or Contractual Obligation of the Borrower or any such Subsidiary, or require termination of any Contractual Obligation, except such interference, breach, default or termination which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iii) with respect to the Loan Documents, constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law (including, without limitation, any Environmental Property Transfer Act) or Contractual Obligation of the Borrower or any such Subsidiary, or require termination of any Contractual Obligation, except such interference, breach or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect,
(iv) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of the Borrower or any such Subsidiary, other than Liens permitted or created by the Loan Documents, or (v) require any approval of the Borrower's or any such Subsidiary's Board of Directors or shareholders except such as have been obtained. Except as set forth on Schedule 6.3 to this
                                                            ------------
Agreement, the execution, delivery and performance of each of the Transaction Documents to which the Borrower or any of its Subsidiaries is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, including under any Environmental Property Transfer Act, except filings, consents or notices which have been made, obtained or given, or which, if not made, obtained or given, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
6.4     Financial  Statements.  The  September  30,  2002 consolidated financial
        ---------------------
statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.
6.5     No  Material  Adverse  Change.  Since  September 30, 2002 (determined by
        -----------------------------
reference to the financial statements prepared with respect to the Borrower and its Subsidiaries), there has occurred no change in the business, properties, condition (financial or otherwise), performance, results of operations or prospects of the Borrower, or the Borrower and its Subsidiaries taken as a whole or any other event which has had or would reasonably be expected to have a Material Adverse Effect.
6.6     Taxes.
        -----
(A)     Tax Examinations.  All deficiencies which have been asserted against the
        ----------------
     Borrower or any of the Borrower's Subsidiaries as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith, and no issue has been raised by any taxing authority in any such examination which, by application of similar principles, reasonably can be expected to result in assertion by such taxing authority of a material deficiency for any other year not so examined which has not been reserved for in the Borrower's consolidated financial statements to the extent, if any, required by Agreement Accounting Principles. Except as permitted pursuant to Section 7.2(D), neither the Borrower nor any of the Borrower's
              ---------------
Subsidiaries anticipates any material tax liability with respect to the years which have not been closed pursuant to applicable law.
(B)     Payment  of  Taxes.  All tax returns and reports of the Borrower and its
        ------------------
Subsidiaries  required  to  be  filed  have  been  timely  filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement Accounting Principles. The Borrower has no knowledge of any proposed tax assessment against the Borrower or any of its Subsidiaries that will have or could reasonably be expected to have a Material Adverse Effect.
6.7     Litigation;  Loss  Contingencies and Violations.  Except as set forth in
        -----------------------------------------------
Schedule 6.7 (the "DISCLOSED LITIGATION"), there is no action, suit, proceeding,
 -----------
     arbitration or, to the Borrower's knowledge, investigation before or by any Governmental Authority or private arbitrator pending or, to the Borrower's knowledge, threatened against the Borrower, any of its Subsidiaries or any property of any of them. Neither any of the Disclosed Litigation nor any action, suit, proceeding, arbitration or investigation which has commenced since the Closing Date (or the most recent update of the Disclosed Litigation) (i) challenges the validity or the enforceability of any material provision of the Transaction Documents or (ii) has had or could reasonably be expected to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of the Borrower prepared and delivered pursuant to Section 7.1(A) for the fiscal period during which such material loss
            --------------
contingency  was  incurred.  Neither the Borrower nor any of its Subsidiaries is
(A) in violation of any applicable Requirements of Law which violation will have or could reasonably be expected to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will have or could reasonably be expected to have a Material Adverse Effect.
6.8     Subsidiaries.  Schedule 6.8 to this Agreement (i) contains a description
        ------------   ------------
of the corporate structure of the Borrower its Subsidiaries and any other Person in which the Borrower or any of its Subsidiaries holds a material Equity Interest after giving effect to the Designated Acquisition and (ii) accurately sets forth (A) the correct legal name, the jurisdiction of incorporation and the jurisdictions in which each of the Borrower and the direct and indirect Subsidiaries of the Borrower are qualified to transact business as a foreign corporation, (B) the authorized, issued and outstanding shares of each class of Capital Stock of the Borrower and each of its Subsidiaries and the owners of such shares (both as of the consummation of the Designated Acquisition and on a fully-diluted basis), and (C) a summary of the direct and indirect partnership, joint venture, or other Equity Interests, if any, of the Borrower and each Subsidiary of the Borrower in any Person that is not a corporation. After the formation or acquisition of any New Subsidiary permitted under Section 7.3(F),
                                                                 --------------
if requested by the Administrative Agent, the Borrower shall provide a supplement to Schedule 6.8 to this Agreement reflecting the addition of such New
              ------------
Subsidiary.  Except  as  disclosed  on  Schedule  6.8,  none  of  the issued and
                                        -------------
outstanding Capital Stock of the Borrower or any of the Borrower's Subsidiaries is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. The outstanding Capital Stock of the Borrower and each of its Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and the stock of the Borrower's Subsidiaries is not Margin Stock.
6.9     ERISA.  No  Benefit  Plan  has incurred any material accumulated funding
        -----
deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived. Neither the Borrower nor any member of the Controlled Group has incurred any material liability to the PBGC which remains outstanding other than the payment of premiums. As of the last day of the most recent prior plan year, the market value of assets under each Benefit Plan, other than any Multiemployer Plan, was not by a material amount less than the present value of benefit liabilities thereunder (determined in accordance with the actuarial valuation assumptions described therein). Neither the Borrower nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan of a material amount or (ii) incurred a material complete or partial withdrawal under Section 4203 or Section 4205 of ERISA from a Multiemployer Plan. Neither the Borrower nor any member of the Controlled Group has failed to make an installment or any other payment of a material amount required under Section 412 of the Code on or before the due date for such installment or other payment. Each Plan, Foreign Employee Benefit Plan and Non-ERISA Commitment complies in all material respects in form, and has been administered in all material respects in accordance with its terms and, in accordance with all applicable laws and regulations, including but not limited to ERISA and the Code. There have been no and there is no prohibited transaction described in Sections 406 of ERISA or 4975 of the Code with respect to any Plan for which a statutory or administrative exemption does not exist which could reasonably be expected to subject the Borrower or any of is Subsidiaries to material liability. Neither the Borrower nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction could reasonably be expected to subject the Borrower or any of its Subsidiaries to material liability. Neither the Borrower nor any member of the Controlled Group is subject to any material liability under, or has any potential material liability under, Section 4063, 4064, 4069, 4204 or 4212(c) of ERISA. The present value of the aggregate liabilities to provide all of the accrued benefits under any Foreign Pension Plan do not exceed the current fair market value of the assets held in trust or other funding vehicle for such plan by a material amount. With respect to any Foreign Employee Benefit Plan other than a Foreign Pension Plan, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such plan is maintained. For purposes of this Section 6.9, "material"
                                                         -----------
means any amount, noncompliance or other basis for liability which could reasonably be expected to subject the Borrower or any of its Subsidiaries to liability, individually or in the aggregate with each other basis for liability under this Section 6.9, in excess of $25,000,000.
             ------------
6.10     Accuracy  of  Information.  The  information,  exhibits  and  reports
         -------------------------
furnished by or on behalf of the Borrower and any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, the representations and warranties of the Borrower and its Subsidiaries contained in the Loan Documents, and all certificates and documents delivered to the Administrative Agent and the Lenders pursuant to the terms thereof, including, without limitation, the Designated Acquisition Agreement following the execution thereof, taken as a whole, do not contain as of the date furnished any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.
6.11     Securities  Activities.  Neither  the  Borrower  nor  any  of  its
         ----------------------
Subsidiaries  is  engaged in the business of extending credit for the purpose of
         --
purchasing  or  carrying  Margin  Stock.
6.12     Material  Agreements.  Neither  the  Borrower  nor  any Subsidiary is a
         --------------------
party to any Contractual Obligation or subject to any charter or other corporate or similar restriction which individually or in the aggregate will have or could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received notice or has knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, individually or in the aggregate will not have or could not reasonably be expected to have a Material Adverse Effect.
6.13     Compliance  with  Laws.  The  Borrower  and  its  Subsidiaries  are  in
         -----------------------
compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.14     Assets  and  Properties.  The Borrower and each of its Subsidiaries has
         -----------------------
legal title to all of its assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens permitted under Section 7.3(C). Substantially all of the assets and properties owned by,
       --------------
leased to or used by the Borrower and/or each such Subsidiary of the Borrower are in adequate operating condition and repair, ordinary wear and tear excepted. Neither this Agreement nor any Transaction Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of the Borrower or such Subsidiary in and to any of such assets in a manner that has had or could reasonably be expected to have a Material Adverse Effect.
6.15     Statutory  Indebtedness  Restrictions.  Neither the Borrower nor any of
         -------------------------------------
its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.
6.16     Insurance.  The  insurance policies and programs in effect with respect
         ---------
to the respective properties, assets, liabilities and business of the Borrower and its Subsidiaries reflect coverage that is reasonably consistent with prudent industry practice.
6.17     Labor  Matters.  No  attempt to organize the employees of the Borrower,
         --------------
and no labor disputes, strikes or walkouts affecting the operations of the Borrower or any of its Subsidiaries, is pending, or, to the Borrower's knowledge, threatened, planned or contemplated, which has or could reasonably be expected to have a Material Adverse Effect.
6.18     Designated  Acquisition.  (i)  All  conditions  precedent  to  the
         -----------------------
consummation  of the Designated Acquisition have been satisfied or waived by the
         -
Borrower  and  all  of  the  representations  and  warranties  in the Designated
Acquisition Agreement are accurate in all material respects as of the date on which the Designated Acquisition is consummated; (ii) the Designated Acquisition has been approved by all necessary corporate action of the Borrower's, the Seller's and the Acquired Business's Board of Directors; (iii) the Designated Acquisition Agreement includes a condition precedent to the consummation of the Designated Acquisition providing that no material adverse change shall have occurred with respect to the Seller or the Acquired Business since December 31, 2001; and (iv) all required U.S. governmental approvals related to the Designated Acquisition have been obtained and all related filings made and any applicable waiting periods shall have expired or been terminated, including those prescribed by the Hart-Scott-Rodino Antitrust Improvements Act, as amended.
6.19     Environmental  Matters.  (A)   Except  as disclosed on Schedule 6.19 to
         ----------------------                                 -------------
this  Agreement
(i) the operations of the Borrower and its Subsidiaries comply in all material respects with Environmental, Health or Safety Requirements of Law;
(ii) the Borrower and its Subsidiaries have all material permits, licenses or other authorizations required under Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;
(iii) neither the Borrower, any of its Subsidiaries nor any of their respective present property or operations, or, to the Borrower's or any of its Subsidiaries' knowledge, any of their respective past property or operations, are subject to or the subject of, any investigation known to the Borrower or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any material remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;
(iv) there is not now, nor to the Borrower's or any of its Subsidiaries' knowledge has there ever been, on or in the property of the Borrower or any of its Subsidiaries any landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, any polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or any asbestos containing material that would result in material remediation costs or material penalties to the Borrower or any of its Subsidiaries; and
(v) neither the Borrower nor any of its Subsidiaries has any material Contingent Obligation in connection with any Release or threatened Release of a Contaminant into the environment.
(B)     For  purposes of this Section 6.19 "material" means any noncompliance or
                              ------------
other  basis  for  liability  which  could  reasonably  be likely to subject the
Borrower or any of its Subsidiaries to liability, individually or in the aggregate with each other basis for liability under this Section 6.19, in excess
                                                         ------------
     of  $25,000,000.
6.20     Solvency.  After  giving  effect  to  (i)  the  Loans to be made on the
         --------
Funding Date, (ii) the other transactions contemplated by this Agreement and the other Transaction Documents, including consummation of the Designated Acquisition, and (iii) the payment and accrual of all transaction costs with respect to the foregoing, the Borrower is, and the Borrower and its Subsidiaries taken as a whole are, Solvent.
6.21     Benefits.  Each  of the Borrower and its Subsidiaries will benefit from
         --------
the financing arrangement established by this Agreement. The Administrative Agent and the Lenders have stated and the Borrower acknowledges that, but for the agreement by each of the Subsidiary Guarantors to execute and deliver the Subsidiary Guaranty, the Administrative Agent and the Lenders would not have made available the credit facilities established hereby on the terms set forth herein.
ARTICLE  VII:     COVENANTS
                  ---------
     The Borrower covenants and agrees that so long as any Commitments are outstanding and thereafter until all of the Obligations (other than contingent indemnity obligations) shall have been fully and indefeasibly paid and satisfied in cash and all financing arrangements among the Borrower and the Lenders shall have been terminated, unless the Required Lenders shall otherwise give prior written consent:
7.1     Reporting.  The  Borrower  shall:
        ---------
(A)     Financial  Reporting.  Furnish  to  the  Administrative  Agent  (with
        --------------------
sufficient copies for each of the Lenders, which the Administrative Agent shall promptly deliver to the Lenders):
(i)     Quarterly  Reports.  As  soon  as  practicable,  and in any event within
        ------------------
forty-five (45) days after the end of each of the Borrower's first three fiscal quarters, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by the chief financial officer of the Borrower on behalf of the Borrower as fairly presenting the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year-end audit adjustments and the absence of footnotes.
(ii)     Annual Reports.  As soon as practicable, and in any event within ninety
         --------------
(90) days after the end of each fiscal year, (a) the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, and in comparative form the corresponding figures for the previous fiscal year along with consolidating schedules in form and substance sufficient to calculate the financial covenants set forth in Section 7.4, and
                                                                -----------
(b) an audit report on the consolidated financial statements (but not the consolidating financial statements or schedules) listed in clause (a) hereof of
                                                            ----------
independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.
(iii)     Officer's  Compliance Certificate.  Together with each delivery of any
          ---------------------------------
financial statement (a) pursuant to clauses (i) and (ii) of this Section 7.1(A),
                                    -----------     ----         --------------
an Officer's Certificate from the chief financial officer or Treasurer of the Borrower, substantially in the form of Exhibit E attached hereto and made a part
                                       ---------
hereof, stating that (x) the representations and warranties of the Borrower contained in Article VI hereof shall have been true and correct in all material
              ----------
respects as of the date of such Officer's Certificate and (y) as of the date of such Officer's Certificate no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof and
(b)  pursuant  to  clauses  (i)  and  (ii)  of this Section 7.1(A), a compliance
                   ------------       ----          --------------
certificate,  substantially  in the form of Exhibit F attached hereto and made a
                                            ---------
part hereof, signed by the Borrower's chief financial officer or Treasurer, setting forth calculations for the period which demonstrate compliance, when applicable, with the provisions of Sections 7.3(A) through (R) and Section 7.4.
                                    ---------------         ---     -----------
     Compliance  of  Designated Acquisition with the Existing Credit Agreements.
     --------------------------------------------------------------------------
On or prior to the date on which the Designated Acquisition shall be consummated, evidence satisfactory to the Administrative Agent that each of the conditions to a "Permitted Acquisition" under and as defined in each of the Existing Credit Agreements shall have been satisfied in accordance with their respective terms, including, without limitation, a confirmation of pro forma
                                                                       ---------
covenant compliance as required by Section 7.3(F) of each of the Existing Credit
                                   --------------
Agreements.
(B)     Notice  of  Default  and Adverse Developments.  Promptly upon any of the
        ---------------------------------------------
chief executive officer, chief operating officer, chief financial officer, treasurer or controller of the Borrower obtaining actual knowledge (i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Administrative Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement,
(ii) that any Person having the authority to give such a notice has given any written notice to the Borrower or any Subsidiary of the Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.1(E), or (iii) that any other development, financial or
               --------------
otherwise, which could reasonably be expected to have a Material Adverse Effect has occurred specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action the Borrower has taken, is taking and proposes to take with respect thereto.
(C)     ERISA  Notices.  Deliver  or cause to be delivered to the Administrative
        --------------
Agent and the Lenders, at the Borrower's expense, the following information and notices as soon as reasonably possible, and in any event:
(i) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which could reasonably be expected to subject the Borrower to liability individually or in the aggregate in excess of $20,000,000, a written statement of the Chief Financial Officer of the Borrower describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;
(ii) within ten (10) Business Days after the filing of any funding waiver request with the IRS, a copy of such funding waiver request and thereafter all communications received by the Borrower or a member of the Controlled Group with respect to such request within ten (10) Business Days after such communication is received; and
(iii) within ten (10) Business Days after the Borrower or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, a notice describing such matter.
For  purposes  of  this  Section  7.1(C),  the  Borrower  and  any member of the
                         ---------------
Controlled Group shall be deemed to know all facts known by the administrator of any Plan of which the Borrower or any member of the Controlled Group is the plan sponsor.
(D)     Other  Indebtedness.  Deliver  to the Administrative Agent (i) a copy of
        -------------------
each regular report, notice or communication regarding potential or actual defaults (including any accompanying officer's certificate) delivered by or on behalf of the Borrower to the agents or financial institutions under the Existing Credit Agreements or to the holders of funded Material Indebtedness, including the Senior Notes and the investors parties to the Receivable Purchase Facility, pursuant to the terms of the agreements governing such Indebtedness, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such holders, and (ii) a copy of each notice received by the Borrower from the agents or financial institutions under the Existing Credit Agreements or from the holders of funded Material Indebtedness who are authorized and/or have standing to deliver such notice pursuant to the terms of such Indebtedness, such delivery to be made promptly after such notice is received by the Borrower.
(E)     Other  Reports.  Deliver  or cause to be delivered to the Administrative
        --------------
Agent and the Lenders copies of all financial statements, reports and notices, if any, sent by the Borrower to its securities holders or filed with the Commission by the Borrower.
(F)     Environmental  Notices.  As soon as possible and in any event within ten
        ----------------------
(10) days after receipt by the Borrower, a copy of (i) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release by the Borrower, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by the Borrower or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject the Borrower and each of its Subsidiaries to liability individually or in the aggregate in excess of $20,000,000.
(G)     Amendments  to  Financing  Facilities.  Promptly  after  the  execution
        -------------------------------------
thereof, copies of all material amendments to (i) any of the documents evidencing Indebtedness extended under the Existing Credit Agreements, (ii) any of the Receivables Purchase Documents or (iii) the Note Purchase Agreement or the Senior Notes.
(H)     Other  Information.  Promptly upon receiving a request therefor from the
        ------------------
Administrative Agent, prepare and deliver to the Administrative Agent and the Lenders such other information with respect to the Borrower, any of its
Subsidiaries, or their respective businesses and assets, including, without limitation, schedules identifying and describing any Asset Sale (and the use of the net cash proceeds thereof), as from time to time may be reasonably requested by the Administrative Agent.
7.2     Affirmative  Covenants.
        ----------------------
(A)     Corporate  Existence,  Etc.  Except  as  permitted  pursuant  to Section
        ---------------------------                                      -------
7.3(H),  the Borrower shall, and shall cause each of its Subsidiaries to, at all
     -
times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses.
(B)     Corporate  Powers;  Conduct  of Business.  The Borrower shall, and shall
        ----------------------------------------
cause each of its Material Subsidiaries to, qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or would reasonably be expected to have a Material Adverse Effect. The Borrower will, and will cause each Material Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted unless the failure of the Borrower or its Material Subsidiaries to carry on and conduct its business as so described would not reasonably be expected to have a Material Adverse Effect.
(C)     Compliance  with  Laws,  Etc.  The  Borrower  shall, and shall cause its
        -----------------------------
Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all permits necessary for its operations and maintain such permits in good standing unless, in either case, failure to comply or obtain such permits would not reasonably be expected to have a Material Adverse Effect.
(D)     Payment of Taxes and Claims; Tax Consolidation.  The Borrower shall pay,
        ----------------------------------------------
and cause each of its Subsidiaries to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 7.3(C)) upon any of the Borrower's or such
                              --------------
Subsidiary's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes,
                                          --------  -------
assessments  and  governmental charges referred to in clause (i) above or claims
                                                      ----------
referred  to  in  clause  (ii)  above (and interest, penalties or fines relating
                  ------------
thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor.
(E)     Insurance.  The Borrower shall maintain for itself and its Subsidiaries,
        ---------
or shall cause each of its Subsidiaries to maintain in full force and effect, insurance policies and programs, with such deductibles or self-insurance amounts as reflect coverage that is reasonably consistent with prudent industry practice as determined by the Borrower.
(F)     Inspection  of  Property;  Books and Records; Discussions.  The Borrower
        ---------------------------------------------------------
shall permit and cause each of the Borrower's Subsidiaries to permit, any authorized representative(s) designated by either the Administrative Agent or any Lender to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine their respective financial and accounting records and other material data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested (provided that an officer of the Borrower or any of its Subsidiaries may, if it so
desires, be present at and participate in any such discussion). The Borrower shall keep and maintain, and cause each of the Borrower's Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default has occurred and is continuing, the Borrower, upon the Administrative Agent's request, shall turn over copies of any such records to the Administrative Agent or its representatives.
(G)     ERISA  Compliance.  The  Borrower  shall,  and  shall  cause each of the
        -----------------
Borrower's Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA and shall operate all Plans and Non-ERISA Commitments to comply in all material respects with the applicable provisions of the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans and Non-ERISA Commitments, except for any noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(H)     Maintenance  of  Property.  The  Borrower  shall  cause  all  property
        -------------------------
necessary for the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary for the conduct of its business; provided, however, that nothing in this Section 7.2(H) shall prevent the
     ---   -------                            ---------------
Borrower from discontinuing the operation or maintenance of any of such property
     --
if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Administrative Agent or the Lenders.
(I)     Environmental  Compliance.  (a)  The Borrower and its Subsidiaries shall
        -------------------------
comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject the Borrower or any of its Subsidiaries, individually or in the aggregate, to liability in excess of $25,000,000.
(J)     Use  of  Proceeds.  The  Borrower  shall  use  the proceeds of the Loans
        -----------------
solely to finance the Designated Acquisition and the transaction costs and expenses incurred in connection therewith and herewith.
(K)     Addition of Subsidiary Guarantors.  (a)  New Subsidiaries.  The Borrower
        ---------------------------------        ----------------
shall cause each New Subsidiary that is, at any time, a Material Domestic Subsidiary (other than a SPV) to deliver to the Administrative Agent an executed Supplement to become a Subsidiary Guarantor under the Subsidiary Guaranty in the form of Exhibit G attached hereto (a "SUPPLEMENT") and appropriate corporate
          ----------
resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent, such Supplement and other documentation to be delivered to the Administrative Agent as promptly as possible upon the creation, acquisition of or capitalization thereof or if otherwise necessary to remain in compliance with Section 7.3(R), but in any
                                                      --------------
event  within  thirty (30) days of such creation, acquisition or capitalization.
     (b)     Additional  Material  Domestic  Subsidiaries.  If  any consolidated
             --------------------------------------------
Subsidiary of the Borrower (other than a New Subsidiary to the extent addressed in Section 7.2(K)(a) or a SPV) becomes a Material Domestic Subsidiary, the Borrower shall cause any such Material Domestic Subsidiary to deliver to the Administrative Agent an executed Supplement to become a Subsidiary Guarantor and appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in connection therewith, such Supplement and other documentation to be delivered to the Administrative Agent as promptly as possible but in any event within thirty (30) days following the date on which such consolidated Subsidiary became a Material Domestic Subsidiary.
(c)     Additional  Subsidiary  Guarantors.  (i)  If  at  any time an Authorized
        ----------------------------------
Officer of the Borrower has actual knowledge that the aggregate assets of all of the Borrower's domestic consolidated Subsidiaries (other than SPVs) which are not Subsidiary Guarantors exceed ten percent (10%) of Consolidated Assets of the Borrower and its consolidated Subsidiaries (other than the SPVs), as calculated by the Borrower, the Borrower shall cause such domestic consolidated Subsidiaries as are necessary to reduce such aggregate assets to or below ten percent (10%) of such Consolidated Assets to deliver to the Administrative Agent executed Supplements to become Subsidiary Guarantors and appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in connection therewith, such Supplements and other documentation to be delivered to the Administrative Agent as promptly as possible but in any event within thirty (30) days following the initial date on which such aggregate assets exceed ten percent (10%) of such Consolidated Assets.
(ii) If at any time any domestic Subsidiary of the Borrower which is not a Subsidiary Guarantor guaranties any Indebtedness of the Borrower other than the Indebtedness hereunder, the Borrower shall cause such Subsidiary to deliver to the Administrative Agent an executed Supplement to become a Subsidiary Guarantor and appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in connection therewith, such Supplement and other documentation to be delivered to the Administrative Agent concurrently with the delivery of the guaranty of such other Indebtedness.
7.3     Negative  Covenants.
        -------------------
(A)     Subsidiary  Indebtedness.  The  Borrower  shall  not  permit  any of its
        ------------------------
Subsidiaries directly or indirectly to create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:
(i)     Indebtedness  of  the  Subsidiaries  under  the  Subsidiary  Guaranty;
(ii) Indebtedness in respect of guaranties executed by any Subsidiary Guarantor with respect to any Indebtedness of the Borrower, provided such
                                                                   --------
Indebtedness  is  not  incurred  by the Borrower in violation of this Agreement;
(iii)     Indebtedness  in respect of obligations secured by Customary Permitted
Liens;
(iv)     Indebtedness  constituting  Contingent Obligations permitted by Section
                                                                         -------
7.3(E);
 -----
(v) Indebtedness arising from loans (a) from any Subsidiary to any wholly-owned Subsidiary or (b) from the Borrower to any wholly-owned Subsidiary; provided, that if any Subsidiary Guarantor is the obligor on such Indebtedness,
--------
such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent;
(vi)     Indebtedness  in respect of Hedging Obligations permitted under Section
                                                                         -------
7.3(O);
------
(vii) Indebtedness with respect to surety, appeal and performance bonds obtained by any of the Borrower's Subsidiaries in the ordinary course of business;
(viii) Indebtedness incurred in connection with the Receivables Purchase Documents, provided, that Receivables Facility Attributed Indebtedness incurred
            --------
in connection therewith does not exceed $250,000,000 in the aggregate at any time; and
(ix)     Other  Indebtedness  in  addition to that referred to elsewhere in this
Section 7.3(A) incurred by the Borrower's Subsidiaries; provided that no Default
  ------------                                          --------
or Unmatured Default shall have occurred and be continuing at the date of such incurrence or would result therefrom; and provided further that the aggregate
                                             -------- -------
outstanding amount of all Indebtedness incurred by the Borrower's Subsidiaries (other than Indebtedness incurred pursuant to clauses (i), (ii), (v), (vi) and
                                                -----------  ----  ---  ----
(viii)  of  this  Section  7.3(A))  shall  not  at any time exceed $250,000,000.
 -----            --------------
(B)     Sales of Assets.  Neither the Borrower nor any of its Subsidiaries shall
        ---------------
     sell, assign, transfer, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:
(i)     sales  of  Inventory  in  the  ordinary  course  of  business;
(ii) the disposition in the ordinary course of business of Equipment that is obsolete, excess or no longer used or useful in the Borrower's or its Subsidiaries' businesses;
(iii) any transfer of an interest in Receivables, Receivables Related Security, accounts or notes receivable on a limited recourse basis under the Receivables Purchase Documents, provided that such transfer qualifies as a legal
                                --------
sale and as a sale under Agreement Accounting Principles and that the amount of Receivables Facility Attributed Indebtedness does not exceed $250,000,000 at any one time outstanding; and
(iv) sales, assignments, transfers, leases, conveyances or other dispositions of other assets (other than pursuant to clauses (i), (ii) and (iii)
                                                     -----------  ----     -----
above) if such transaction (a) is for not less than fair market value, and (b) when combined with all such other transactions (each such transaction being valued at book value) during the period from the Closing Date, to the date of such proposed transaction, represents the disposition of not greater than twenty percent (20%) of the Borrower's Consolidated Assets (such Consolidated Assets being calculated for the end of the fiscal year immediately preceding that in which such transaction is proposed to be entered into).
(C)     Liens.  Neither  the Borrower nor any of its Subsidiaries shall directly
        -----
or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective property or assets except:
(i) (a) Liens, if any, created by the Loan Documents or otherwise securing the Obligations and (b) Liens created by the "Loan Documents" under and as defined in each of the 5-Year Credit Agreement or the 364-Day Credit Agreement or otherwise Securing the "Obligations" (as such terms are defined in the 5-Year
     Credit Agreement or the 364-Day Credit Agreement, as the case may be), provided, that such Liens are shared on an equal and ratable basis with the
    ----
Lenders  with  respect  to  the  Obligations  hereunder;
(ii)     Customary  Permitted  Liens;
(iii)     Liens  arising  under  the  Receivables  Purchase  Documents;  and
(iv) other Liens, including Permitted Existing Liens, (a) securing Indebtedness of the Borrower and/or (b) securing Indebtedness of the Borrower's Subsidiaries as permitted pursuant to Section 7.3(A) and in an aggregate
                                           ---------------
outstanding amount not to exceed five percent (5%) of Consolidated Assets at any time.
In addition, neither the Borrower nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent for the benefit of itself and the Holders of Obligations, as collateral for the Obligations; provided, that
                                                                  --------
any agreement, note, indenture or other instrument in connection with purchase money indebtedness (including Capitalized Leases) may prohibit the creation of a Lien in favor of the Administrative Agent for the benefit of itself and the Holders of Obligations on the items of property obtained with the proceeds of such purchase money indebtedness; provided, further, that (a) each of the
                                      --------   -------
Existing Credit Agreements and the Note Purchase Agreement in connection with the Senior Notes may prohibit the creation of a Lien in favor of the Administrative Agent for the benefit of itself and the Holders of Obligations, as collateral for the Obligations unless the holders of the Senior Notes and the obligations under the Existing Credit Agreements shall be provided with an equal and ratable Lien and (b) the Receivables Purchase Documents may prohibit the creation of a Lien with respect to all of the assets of the SPV and with respect to the Receivables and Related Security of any of the Originators in favor of the Administrative Agent for the benefit of itself and the Holders of Obligations, as collateral for the Obligations.
(D)     Investments.  Except  to  the extent permitted pursuant to paragraph (G)
        -----------                                                -------------
below,  neither  the  Borrower  nor  any  of  its Subsidiaries shall directly or indirectly  make  or  own  any  Investment  except:
(i)     Investments  in  cash  and  Cash  Equivalents;
(ii) Permitted Existing Investments in an amount not greater than the amount thereof on the Closing Date;
(iii) Investments in trade receivables or received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;
(iv) Investments consisting of deposit accounts maintained by the Borrower and its Subsidiaries;
(v) Investments consisting of non-cash consideration from a sale, assignment, transfer, lease, conveyance or other disposition of property permitted by Section 7.3(B);
               ---------------
(vi)     Investments  in  any  consolidated  Subsidiaries  (other  than  joint ventures);
(vii) Investments in joint ventures and nonconsolidated Subsidiaries in an aggregate amount not to exceed $50,000,000.
(viii)     Investments  constituting  Permitted  Acquisitions;
(ix)     Investments  constituting  Indebtedness  permitted by Section 7.3(A) or
                                                               --------------
Contingent  Obligations  permitted  by  Section  7.3(E);
                                        ---------------
(x) Investments in the SPVs (a) required in connection with the Receivables Purchase Documents and (b) resulting from the transfers permitted by Section
                                                                         -------
7.3(B)(iii);  and
   --------
(xi)     Investments  in addition to those referred to elsewhere in this Section
                                                                         -------
7.3(D)  in  an  aggregate  amount  not  to  exceed  $50,000,000.
------
(E)     Contingent  Obligations.  None  of  the  Borrower's  Subsidiaries  shall
        -----------------------
directly or indirectly create or become or be liable with respect to any Contingent Obligation, except: (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (ii) Permitted Existing Contingent Obligations; (iii) obligations, warranties, and indemnities, not relating to Indebtedness of any Person, which have been or are undertaken or made in the ordinary course of business and not for the benefit of or in favor of an Affiliate of the Borrower or such
Subsidiary; (iv) Contingent Obligations with respect to surety, appeal and performance bonds obtained by the Borrower or any Subsidiary in the ordinary course of business; (v) Contingent Obligations of the Subsidiary Guarantors under the Subsidiary Guaranty; (vi) Contingent Obligations of Subsidiaries which are guarantors under a guaranty of the Indebtedness evidenced by the Existing Credit Agreements, the Senior Notes and the Note Purchase Agreements;
(vii) Contingent Obligations of the Borrower or any of its Subsidiaries arising under the Receivables Purchase Documents and (viii) Contingent Obligations incurred in the ordinary course of business by any of the Borrower's Subsidiaries in respect of obligations of any Subsidiary.
(F)     Conduct  of  Business;  New  Subsidiaries;  Acquisitions.  Except  as
        --------------------------------------------------------
expressly  provided  in  clause (c) in the definition of "Permitted Acquisition"
                         ----------
below, neither the Borrower nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by the Borrower and its Subsidiaries on the date of such transaction and any business or activities which are substantially similar, related or incidental thereto. The Borrower may create, acquire in a Permitted Acquisition or capitalize any Subsidiary (a "NEW SUBSIDIARY") after the date hereof if (i) no Default or Unmatured Default shall have occurred and be continuing or would result therefrom; (ii) after such creation, acquisition or capitalization, all of the representations and warranties contained herein shall be true and correct; and (iii) after such creation, acquisition or capitalization the Borrower shall be in compliance with the terms of Sections 7.2(K) and 7.3(R).
                ----------------      -------
     Without in any way limiting the foregoing, the Borrower shall not make any Acquisitions, other than (x) the Designated Acquisition, subject to the conditions specified in this Agreement and (y) other Acquisitions meeting the following requirements or otherwise approved by the Required Lenders (each of such Designated Acquisition or any other Acquisition complying with the following requirements being referred to as a "PERMITTED ACQUISITION"):
(a) no Default or Unmatured Default shall have occurred and be continuing or would result from such Acquisition or the incurrence of any Indebtedness in connection therewith, and all of the representations and warranties contained herein shall be true and correct on and as of the date such Acquisition with the same effect as though made on and as of such date;
(b) the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis pursuant to an acquisition agreement approved by the board of directors or other applicable governing body of the Seller prior to the commencement thereof;
(c) the businesses being acquired shall be consumer product companies or other businesses that are substantially similar, related or incidental to the businesses or activities engaged in by the Borrower and its Subsidiaries as of the Closing Date, as well as suppliers to or distributors of products similar to those of the Borrower and its Subsidiaries; provided, however, that the Borrower
                                            --------  -------
and its Subsidiaries shall be permitted to acquire businesses that do not satisfy the foregoing criteria in this clause (c) so long as the aggregate
                                             ----------
purchase price for all such acquisitions does not exceed five percent (5%) of the Borrower's consolidated tangible net assets (on a pro forma basis) as of the date of the consummation of such Acquisition; and
(d) prior to each such Acquisition, the Borrower shall determine that after giving effect to such Acquisition and the incurrence of any Indebtedness by the Borrower or any of its Subsidiaries, to the extent permitted by Section 7.3(A),
                                                                 --------------
in  connection  therewith,  on  a  pro  forma basis using historical audited and
                                   ---  -----
reviewed unaudited financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment, as if the Acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Borrower's most recently completed fiscal quarter, the Borrower would have been in compliance with the financial covenants in Section 7.4 and not otherwise in Default.
                          ------------
(G)     Transactions  with  Shareholders  and  Affiliates.  Except  for  (a) the
        -------------------------------------------------
transactions  set  forth on Schedule 7.3(G), (b) Permitted Receivables Transfers
                            ---------------
and (c) Investments permitted by Section 7.3(D), neither the Borrower nor any of
                                 --------------
     its Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of any of the Equity Interests of the Borrower, or with any Affiliate of the Borrower which is not its Subsidiary, on terms that are less favorable to the Borrower or any of its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate.
(H)     Restriction on Fundamental Changes.  Neither the Borrower nor any of its
        ----------------------------------
Subsidiaries shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of the Borrower's or any such Subsidiary's business or property, whether now or hereafter acquired, except (i) transactions permitted under Sections 7.3(B) or 7.3(F), and (ii) a Subsidiary of the Borrower may be
       ----------------     ------
merged into, liquidated into or consolidated with the Borrower (in which case the Borrower shall be the surviving corporation) or any wholly-owned Subsidiary of the Borrower, provided if a Subsidiary Guarantor is merged into, liquidated
                   --------
into or consolidated with another Subsidiary of the Borrower, the surviving Subsidiary shall also be or shall become a Subsidiary Guarantor.
(I)     Sales  and Leasebacks.  Neither the Borrower nor any of its Subsidiaries
        ---------------------
shall become liable, directly, by assumption or by Contingent Obligation, with respect to any lease, whether an operating lease or a Capitalized Lease, of any property (whether real or personal or mixed), (i) which it or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which it or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by it or one of its Subsidiaries to any other Person in connection with such lease, unless in either case the sale involved is not prohibited under
Section  7.3(B)  and  the lease involved is not prohibited under Section 7.3(A).
---------------                                                  --------------
(J)     Margin  Regulations;  Use  of Proceeds.  Neither the Borrower nor any of
        --------------------------------------
its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement (i) to purchase or carry Margin Stock or (ii) for any purpose other than to finance the Designated Acquisition and the transaction costs and expenses incurred in connection therewith.
(K)     ERISA.  The  Borrower  shall  not:
        -----
(i) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Benefit Plan, whether or not waived;
(ii) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in liability of the Borrower or any Controlled Group member under Title IV of ERISA;
(iii) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or
(iv)     permit  any  unfunded  liabilities  with respect to any Foreign Pension
Plan;
except where such transactions, events, circumstances, or failures are not, individually or in the aggregate, reasonably expected to result in liability individually or in the aggregate in excess of $25,000,000 or have a Material Adverse Effect.
(L)     Corporate  Documents.  Neither  the Borrower nor any of its Subsidiaries
        --------------------
shall amend, modify or otherwise change any of the terms or provisions in any of their respective constituent documents as in effect on the date hereof in any manner adverse to the interests of the Lenders, without the prior written consent of the Required Lenders.
(M)     Fiscal  Year.  Neither  the  Borrower  nor  any  of  its  consolidated
        ------------
Subsidiaries  shall change its fiscal year for accounting or tax purposes from a
        -
twelve-month  period  ending  September  30  of  each  year.
(N)     Subsidiary  Covenants.  The  Borrower  will not, and will not permit any
        ---------------------
Subsidiary to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to pay dividends or make any other distribution on its stock, redeem or repurchase its stock, make any other similar payment or distribution, pay any Indebtedness or other Obligation owed to the Borrower or any other Subsidiary, make loans or advances or other Investments in the Borrower or any other Subsidiary, to sell, transfer or otherwise convey any of its property to the Borrower or any other Subsidiary or merge, consolidate with or liquidate into the Borrower or any other Subsidiary other than pursuant to the Receivables Purchase Documents.
(O)     Hedging Obligations.  The Borrower shall not and shall not permit any of
        -------------------
its Subsidiaries to enter into any Hedging Arrangements other than Hedging Arrangements entered into by the Borrower or its Subsidiaries pursuant to which the Borrower or such Subsidiary has hedged its or its Subsidiaries' reasonably estimated interest rate, foreign currency or commodity exposure and which are of a non-speculative nature.
(P)     Issuance  of  Disqualified  Stock.  From  and  after  the  Closing Date,
        ---------------------------------
neither the Borrower, nor any of its Subsidiaries shall issue any Disqualified Stock. All issued and outstanding Disqualified Stock shall be treated as Indebtedness for borrowed money for all purposes of this Agreement, and the amount of such deemed Indebtedness shall be the aggregate amount of the liquidation preference of such Disqualified Stock.
(Q)     Non-Guarantor  Subsidiaries.  The  Borrower  will not at any time permit
        ---------------------------
the aggregate assets of all of its domestic consolidated Subsidiaries (other than the SPVs) which are not Subsidiary Guarantors to exceed ten percent (10%) of Consolidated Assets of the Borrower and its consolidated Subsidiaries (other than the SPVs). The Borrower shall not permit any of its Subsidiaries to guaranty any Indebtedness of the Borrower other than the Indebtedness hereunder unless each such Subsidiary is a Subsidiary Guarantor under the Subsidiary Guaranty.
7.4     Financial  Covenants.  The  Borrower  shall  comply  with the following:
        --------------------
(A)     Maximum  Leverage  Ratio.  The  Borrower shall not permit the ratio (the
        ------------------------
"LEVERAGE RATIO") of (i) the sum of (a) all Indebtedness of the Borrower and its
     Subsidiaries to (ii) EBITDA at any time to be greater than 3.00 to 1.00. The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (a) for Indebtedness, Indebtedness as of the last day of each such fiscal quarter; and (b) for EBITDA, the actual amount for the four-quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using unadjusted historical audited
                             --- -----
and reviewed unaudited financial statements obtained from the seller (with the EBITDA component thereof broken down by fiscal quarter in the Borrower's reasonable judgment).
(B)     Minimum  Interest Expense Coverage Ratio.  The Borrower shall maintain a
        ----------------------------------------
ratio (the "INTEREST EXPENSE COVERAGE RATIO") for any applicable period of (a) EBIT for such period to (b) Interest Expense for such period of greater than
3.00 to 1.00 for each fiscal quarter. The Interest Expense Coverage Ratio shall be calculated as of the last day of each fiscal quarter for the four-quarter period  ending  on  such  day.
ARTICLE  VIII:     DEFAULTS
                   --------
8.1     Defaults.  Each  of the following occurrences shall constitute a Default
        --------
under  this  Agreement:
(A)     Failure  to  Make Payments When Due.  The Borrower shall (i) fail to pay
        -----------------------------------
when due any of the Obligations consisting of principal with respect to the Loans or (ii) shall fail to pay within five (5) Business Days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.
(B)     Breach  of  Certain  Covenants.  The  Borrower  shall  fail  duly  and
        ------------------------------
punctually  to  perform or observe any agreement, covenant or obligation binding
        -
on  the  Borrower  or  there  shall otherwise be a breach of any covenant under:
(i)     Sections  7.1  or  7.2  (other  than Section 7.2(K)) and such failure or
        -------------      ---               --------------
breach shall continue unremedied for thirty (30) days after the earlier to occur of (a) the date on which written notice from the Administrative Agent or any Lender is received by the Borrower of such breach and (b) the date on which a member of the Senior Management Team of the Borrower or any Subsidiary Guarantor had knowledge of the existence of such breach or should have known of the existence of such breach; or
(ii)     Sections  7.2(K),  7.3  or  7.4.
         ----------------   ---      ---
(C)     Breach  of  Representation  or Warranty.  Any representation or warranty
        ---------------------------------------
made or deemed made by the Borrower to the Administrative Agent or any Lender herein or by the Borrower or any of its Subsidiaries in any of the other Loan Documents or in any statement or certificate at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material  respect  on  the  date  as  of  which  made  (or  deemed  made).
(D)     Other  Defaults.  The  Borrower  shall  default in the performance of or
        ---------------
compliance with any term contained in this Agreement (other than as covered by paragraphs (A) or (B) of this Section 8.1), or the Borrower or any of its
 --------------      ---            ------------
Subsidiaries  shall  default  in  the performance of or compliance with any term
 -----
contained  in  any  of the other Loan Documents, and such default shall continue
 --
for thirty (30) days after the earlier to occur of (a) the date on which written
 -
notice from the Administrative Agent or any Lender is received by the Borrower of such breach and (b) the date on which a member of the Senior Management Team of the Borrower or any Subsidiary Guarantor had knowledge of the existence of such breach or should have known of the existence of such breach.
(E)     Default  as  to  Other  Indebtedness.  The  Borrower  or  any  of  its
        ------------------------------------
Subsidiaries  shall  fail  to  make  any  payment when due (whether by scheduled
        --
maturity, required prepayment, acceleration, demand or otherwise), beyond any period of grace provided, with respect to (i) any Indebtedness incurred pursuant to the Existing Credit Agreements or (ii) any other Indebtedness (other than Indebtedness hereunder) which individually or together with other such Indebtedness as to which any such failure exists (other than hereunder or under the Existing Credit Agreements) constitutes Material Indebtedness; or any breach, default or event of default (including any "Termination Event", under and as defined in the Receivables Purchase Documents, or any event of like import in connection with the Receivables Purchase Facility) shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness under the Existing Credit Agreements or Material Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Borrower offer to purchase such Indebtedness under the Existing Credit Agreements or Material Indebtedness or other required repurchase of such Indebtedness under the Existing Credit Agreements or Material Indebtedness, or permit the holder(s) of such Indebtedness under the Existing Credit Agreements or Material Indebtedness to accelerate the maturity of any such Indebtedness under the Existing Credit Agreements or Material Indebtedness or require a redemption or other repurchase of such Indebtedness under the Existing Credit Agreements or Material Indebtedness; or any such Indebtedness under the Existing Credit Agreements or Material Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by the Borrower or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.
(F)     Involuntary  Bankruptcy;  Appointment  of  Receiver,  Etc.
        ---------------------------------------------------------
(i) An involuntary case shall be commenced against the Borrower or any of the Borrower's Material Subsidiaries and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower or any of the Borrower's Material Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.
(ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or any of the Borrower's Material Subsidiaries or over all or a substantial part of the property of the Borrower or any of the Borrower's Material Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of the Borrower or any of the Borrower's Material Subsidiaries or of all or a substantial part of the property of the Borrower or any of the Borrower's Material Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Borrower or any of the Borrower's Material Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance.
(G)     Voluntary Bankruptcy; Appointment of Receiver, Etc.  The Borrower or any
        ---------------------------------------------------
     of the Borrower's Material Subsidiaries shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors, (v) take any corporate action to authorize any of the foregoing or (vi) is generally not paying, or admits in writing its inability to pay, its debts as they become due.
(H)     Judgments  and  Attachments.  Any  money judgment(s) (other than a money
        ---------------------------
judgment  covered  by  insurance  as  to  which  the  insurance  company has not disclaimed or reserved the right to disclaim coverage), writ or warrant of attachment, or similar process against the Borrower or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of $30,000,000 is or are entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.
(I)     Dissolution.  Any order, judgment or decree shall be entered against the
        -----------
Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or the Borrower shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement.
(J)     Loan  Documents.  At  any  time,  for any reason, any Loan Document as a
        ---------------
whole that materially affects the ability of the Administrative Agent, or any of the Lenders to enforce the Obligations ceases to be in full force and effect or the Borrower or any of the Borrower's Subsidiaries party thereto seeks to repudiate its obligations under any Loan Document.
(K)     Termination  Event.  Any  Termination  Event  occurs  which the Required
        ------------------
Lenders believe is reasonably likely to subject either the Borrower or any of its Subsidiaries to liability individually or in the aggregate in excess of $25,000,000.
(L)     Waiver  of  Minimum  Funding Standard.  If the plan administrator of any
        -------------------------------------
Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and the Required Lenders believe the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either the Borrower or any of its Subsidiaries to liability individually or in the aggregate in excess of $25,000,000.
(M)     Change  of  Control.  A  Change  of  Control  shall  occur.
        -------------------
(N)     Hedging  Agreements.  Nonpayment  by  the  Borrower  of  any  material
        -------------------
obligation under any Hedging Agreement or the breach by the Borrower of any material term, provision or condition contained in any such Hedging Agreement.
(O)     Environmental Matters.  The Borrower or any of its Subsidiaries shall be
        ---------------------
the subject of any proceeding or investigation pertaining to (i) the Release by the Borrower or any of its Subsidiaries of any Contaminant into the environment,
(ii) the liability of the Borrower or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law which by the Borrower or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject either the Borrower or its Subsidiaries to liability  individually  or  in  the  aggregate  in  excess  of  $25,000,000.
(P)     Subsidiary  Guarantor  Revocation.  Any  Subsidiary  Guarantor  shall
        ---------------------------------
terminate or revoke any of its obligations under the Subsidiary Guaranty or breach any of the material terms of such Subsidiary Guaranty.
(Q)     Receivables  Purchase Document Events.  Other than at the request of the
        -------------------------------------
Borrower, the "Termination Date" or an event of like import resulting in the termination of the reinvestment of collections or proceeds of Receivables and Related Security shall occur under any Receivables Purchase Document.
     A Default shall be deemed "continuing" until cured or until waived in writing in accordance with Section 9.3.
                               ------------
ARTICLE  IX:     ACCELERATION,  DEFAULTING  LENDERS;  WAIVERS,  AMENDMENTS  AND
                 --------------------------------------------------------------
REMEDIES
      --
9.1     Termination  of  Commitments; Acceleration.  If any Default described in
        ------------------------------------------
Section  8.1(F),  (G)  or  (I)  occurs  with  respect  to  the  Borrower and the
 --------------   ---      ---
obligations of the Lenders to make Loans hereunder shall automatically terminate
 --------
     and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, the Required Lenders may terminate or suspend the obligations of the Lenders to make Loans hereunder or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower expressly waives.
9.2     Defaulting  Lender.  In  the event that any Lender fails to fund its Pro
        ------------------
Rata Share of the Advance requested or deemed requested by the Borrower, which such Lender is obligated to fund under the terms of this Agreement (the funded portion of the Advance being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Commitments, the proceeds of all amounts thereafter repaid to the Administrative Agent by the Borrower and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the Borrower by the Administrative Agent on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:
(i)     the  foregoing  provisions  of  this  Section  9.2 shall apply only with
                                              ------------
respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.9;
                                                       ------------
(ii) any such Lender shall be deemed to have cured its failure to fund its Pro Rata Share, of the Advance at such time as an amount equal to such Lender's original Pro Rata Share of the requested principal portion of the Advance is fully funded to the Borrower, whether made by such Lender itself or by operation of the terms of this Section 9.2, and whether or not the Non Pro Rata Loan with
                      -----------
respect  thereto  has  been  repaid,  converted  or  continued;
(iii) amounts advanced to the Borrower to cure, in full or in part, any such Lender's failure to fund its Pro Rata Share of the Advance ("CURE LOANS") shall bear interest at the rate applicable to Floating Rate Loans in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Floating Rate Loans;
(iv) regardless of whether or not a Default has occurred or is continuing, and notwithstanding the instructions of the Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this Agreement, would be applied to the outstanding Floating Rate Loans shall be applied first, ratably to all Floating Rate Loans constituting Non Pro
                  -----
Rata Loans, second, ratably to Floating Rate Loans other than those constituting
            ------
Non  Pro  Rata  Loans  or  Cure Loans and, third, ratably to Floating Rate Loans
                                           -----
constituting  Cure  Loans;
(v) for so long as and until the earlier of any such Lender's cure of the failure to fund its Pro Rata Share of the Advance and the termination of the Commitments, the term "Required Lenders" for purposes of this Agreement shall mean Lenders (excluding all Lenders whose failure to fund their respective Pro Rata Share of the Advance have not been so cured) whose Pro Rata Shares represent greater than fifty percent (50%) of the aggregate Pro Rata Shares of such Lenders; and
(vi) for so long as and until any such Lender's failure to fund its Pro Rata Share of the Advance is cured in accordance with Section 9.2(ii), such Lender
                                                    ---------------
shall not be entitled to any Facility Fees with respect to its Commitment, which Facility Fees shall accrue in favor of the Lenders which have funded their respective Pro Rata Share of the Advance, shall be allocated among such performing Lenders ratably based upon their relative Commitments or Loans, and shall be calculated based upon the average amount by which the aggregate Commitments of such performing Lenders exceeds the outstanding principal amount of the Loans owing to such performing Lenders.
9.3     Amendments.  Subject  to the provisions of this Article IX, the Required
        ----------                                      ----------
Lenders (or the Administrative Agent with the consent in writing of the Required
     Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental
                                   --------   -------
agreement shall, without the consent of each Lender (which is not a defaulting Lender under the provisions of Section 9.2) affected thereby:
                                    ------------
(i) Postpone or extend the Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable to such Lender (other than any modifications of the provisions relating to amounts, timing or application of prepayments of the Loans and other Obligations, which modifications shall require the approval only of the Required
     Lenders).
(ii) Reduce the principal amount of any Loans, or reduce the rate or extend the time of payment of interest or fees thereon (other than (a) a waiver of the application of the default rate of interest pursuant to Section 2.10 hereof and
                                                         ------------
(b) as a result of a change (x) in the definition of Leverage Ratio or any of the components thereof or the method of calculation thereof as set forth herein or (y) in the definition of "Leverage Ratio" or any of the components thereof or the method of calculation thereof as set forth in the Existing 5-Year Credit Agreement).
(iii) Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definitions of "Required Lenders" or "Pro Rata Share".
(iv) Increase the amount of the Commitment of such Lender hereunder or increase such Lender's Pro Rata Share.
(v)     Permit  the  Borrower  to  assign  its  rights  under  this  Agreement.
(vi) other than pursuant to a transaction permitted by the terms of this Agreement, release any guarantor from its obligations under the Subsidiary Guaranty.
(vii)     Amend  this  Section  9.3.
                       ------------
No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. The Administrative Agent may waive payment of the fee required under
Section  13.3(B)  without  obtaining  the  consent  of  any  of  the  Lenders.
   -------------
9.4     Preservation  of  Rights.  No  delay  or  omission of the Lenders or the
        ------------------------
Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 9.3, and
                                                                -----------
then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until all of the Obligations (other than contingent indemnity obligations) shall have been fully and indefeasibly paid and satisfied in cash and all financing arrangements among the Borrower and the Lenders shall have been terminated.
ARTICLE  X:     GENERAL  PROVISIONS
                -------------------
10.1     Survival of Representations.  All representations and warranties of the
         ---------------------------
     Borrower contained in this Agreement shall survive delivery of this Agreement and the making of the Loans herein contemplated.
10.2     Governmental  Regulation.  Anything  contained in this Agreement to the
         ------------------------
contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.
10.3     Performance  of  Obligations.  The  Borrower  agrees  that  after  the
         ----------------------------
occurrence and during the continuance of a Default, the Administrative Agent may, but shall have no obligation to, make any payment or perform any act required of the Borrower under any Loan Document to the extent the Administrative Agent determines that such action shall be necessary or advisable in order to protect or preserve the rights of the Lenders hereunder. The Administrative Agent shall use its reasonable efforts to give the Borrower notice of any action taken under this Section 10.3 prior to the taking of such
                                        ------------
action or promptly thereafter provided the failure to give such notice shall not affect the Borrower's obligations in respect thereof. The Borrower agrees to pay the Administrative Agent, upon demand, the principal amount of all funds advanced by the Administrative Agent under this Section 10.3, together with
                                                     ------------
interest thereon at the rate from time to time applicable to Floating Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If the Borrower fails to make payment in respect of any such advance under this Section 10.3 within one (1) Business Day after the date the
                     ------------
Borrower receives written demand therefor from the Administrative Agent, the Administrative Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Administrative Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such advance. If such funds are not made available to the Administrative Agent by such Lender within one (1) Business Day after the Administrative Agent's demand therefor, the Administrative Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Administrative Agent its Pro Rata Share of any such unreimbursed advance under this Section 10.3 shall neither relieve any
                                          ------------
other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent. All outstanding principal of, and interest on, advances made under this Section 10.3 shall constitute Obligations
                                       ------------
subject  to  the  terms  of  this  Agreement until paid in full by the Borrower.
10.4     Headings.  Section  headings  in the Loan Documents are for convenience
         --------
of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.
10.5     Entire  Agreement.  The  Loan Documents embody the entire agreement and
         -----------------
understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the
Administrative Agent and the Lenders relating to the subject matter thereof except as specifically set forth in a side letter among the Administrative
Agent, the Syndication Agent, the Arrangers and the Borrower, dated as of the Closing Date.
10.6     Several  Obligations;  Benefits  of  this  Agreement.  The  respective
         ----------------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other Lender (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.
10.7     Expenses;  Indemnification.
         --------------------------
(A)     Expenses.  The Borrower shall reimburse the Administrative Agent and the
        --------
     Arrangers for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent, which attorneys and paralegals may be employees of the Administrative Agent) paid or incurred by the Administrative Agent or the Arrangers in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment modification and, after the occurrence and during the continuance of a Default or an Unmatured Default, administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and the Arrangers and the Lenders for any reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent and the Arrangers and the Lenders, which attorneys and paralegals may be employees of the Administrative Agent or the Arrangers or the Lenders) paid or incurred by the Administrative Agent or the Arrangers or any Lender in connection with the collection of the Obligations and enforcement of the Loan Documents; provided, that after the occurrence and during the
                       --------
continuance of a Default, the Borrower agrees to reimburse the Administrative Agent, the Arrangers and the Lenders for all such costs and out-of-pocket expenses,  whether  or  not  reasonable.
(B)     Indemnity.  The  Borrower  further agrees to defend, protect, indemnify,
        ---------
and hold harmless the Administrative Agent, the Arrangers, the Syndication Agent and each and all of the Lenders and each of their respective Affiliates, and each of such Administrative Agent's, Syndication Agent's, Arranger's, Lender's, or Affiliate's respective officers, directors, trustees, investment advisors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article V) (collectively, the "INDEMNITEES") from and
                           ---------
against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:
(i) this Agreement, the other Loan Documents or any of the Transaction Documents, or any act, event or transaction related or attendant thereto or to the Transactions and the making of the Loans hereunder, the management of such Loans, the use or intended use of the proceeds of the Loans hereunder, or any of the  other  transactions  contemplated  by  the  Transaction  Documents; or
(ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of the Borrower, its Subsidiaries or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of the Borrower or its Subsidiaries, the presence of asbestos-containing materials at any respective property of the Borrower or its Subsidiaries or the Release or threatened Release of any Contaminant into the environment (collectively, the "INDEMNIFIED MATTERS");
provided,  however,  the  Borrower  shall  have  no  obligation to an Indemnitee
--------   -------
hereunder  with  respect  to Indemnified Matters caused by or resulting from the
------
willful  misconduct  or  gross negligence of such Indemnitee with respect to the
--
Loan  Documents,  as determined by the final non-appealed judgment of a court of
--
competent jurisdiction. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.
     Each Indemnitee, with respect to any action against it in respect of which indemnity may be sought under this Section, shall give written notice of the commencement of such action to the Borrower within a reasonable time after such Indemnitee is made a party to such action. Upon receipt of any such notice by the Borrower, unless such Indemnitee shall be advised by its counsel that there are or may be legal defenses available to such Indemnitee that are different from, in addition to, or in conflict with, the defenses available to the Borrower or any of its Subsidiaries, the Borrower may participate with the Indemnitee in the defense of such Indemnified Matter, including the employment of counsel consented to by such Indemnitee (which consent shall not be unreasonably withheld); provided, however, nothing provided herein shall entitle
                        --------  -------
(a) the Borrower or any of its Subsidiaries to assume the defense of such Indemnified Matter or (b) any Indemnitee to effect any settlement in respect of any indemnified matter without the Borrower's consent, such consent not to be unreasonably withheld.
(C)     Waiver  of  Certain  Claims; Settlement of Claims.  The Borrower further
        -------------------------------------------------
agrees to assert no claim against any of the Indemnitees on any theory of liability seeking consequential, special, indirect, exemplary or punitive damages. No settlement of any claim asserted against or likely to be asserted against an Indemnitee shall be entered into by the Borrower or any if its Subsidiaries with respect to any claim, litigation, arbitration or other proceeding relating to or arising out of the transactions evidenced by this
Agreement, the other Loan Documents or in connection with the Transactions (whether or not the Administrative Agent or any Lender or any Indemnitee is a party thereto) unless such settlement releases such Indemnitee from any and all liability with respect thereto.
(D)     Survival  of Agreements.  The obligations and agreements of the Borrower
        -----------------------
under  this  Section  10.7  shall  survive  the  termination  of this Agreement.
             -------------
10.8     Numbers  of Documents.  All statements, notices, closing documents, and
         ---------------------
requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of  the  Lenders.
10.9     Accounting.  Except  as provided to the contrary herein, all accounting
         ----------
terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Borrower or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein ("ACCOUNTING CHANGES"), the parties hereto agree, at the Borrower's request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's and its Subsidiaries' financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions
                                        --------  -------
are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment.
10.10     Severability  of  Provisions.  Any provision in any Loan Document that
          ----------------------------
is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.
10.11     Nonliability  of  Lenders.  The  relationship between the Borrower and
          -------------------------
the Lenders and the Administrative Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.
10.12     GOVERNING  LAW.  THE  ADMINISTRATIVE  AGENT ACCEPTS THIS AGREEMENT, ON
          --------------
BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWER AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
10.13     CONSENT  TO  JURISDICTION;  JURY  TRIAL.
          ---------------------------------------
(A)     EXCLUSIVE  JURISDICTION.  EXCEPT  AS PROVIDED IN SUBSECTION (B), EACH OF
        -----------------------                          --------------
THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED
     WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE
                                   --------------
TO  THE  LOCATION  OF  THE  COURT  CONSIDERING  THE  DISPUTE.
(B)     OTHER JURISDICTIONS.  THE BORROWER AGREES THAT THE ADMINISTRATIVE AGENT,
        -------------------
ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE BORROWER OR (2) IN ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE ON ANY SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON BUT SHALL ONLY BE PERMITTED TO BRING ANY SUCH PERMISSIVE COUNTERCLAIM IN A PROCEEDING BROUGHT PURSUANT TO CLAUSE (A). THE BORROWER WAIVES ANY OBJECTION THAT IT MAY
                     -----------
HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).
                                 ---------------
(C)     VENUE.  THE  BORROWER  IRREVOCABLY  WAIVES  ANY  OBJECTION  (INCLUDING,
        -----
WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF
    -----  --- ----------
ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.
(D)     WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY
        --------------------
RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
(E)     ADVICE  OF  COUNSEL.  EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY
        -------------------
HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF
SECTION  10.7  AND  THIS  SECTION  10.13,  WITH  ITS  COUNSEL.
-------------             --------------
10.14     Subordination  of Intercompany Indebtedness.  The Borrower agrees that
          -------------------------------------------
any and all claims of the Borrower against any of its Subsidiaries that is a Subsidiary Guarantor with respect to any "Intercompany Indebtedness" (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations and Hedging Obligations under Hedging Agreements; provided that, and not in contravention of the foregoing, so long as no Default
     ---
has occurred and is continuing the Borrower may make loans to and receive payments in the ordinary course with respect to such Intercompany Indebtedness from each such Subsidiary Guarantor to the extent permitted by the terms of this Agreement and the other Loan Documents. Notwithstanding any right of the
Borrower to ask, demand, sue for, take or receive any payment from any Subsidiary Guarantor, all rights, liens and security interests of the Borrower, whether now or hereafter arising and howsoever existing, in any assets of any Subsidiary Guarantor shall be and are subordinated to the rights of the holders of the Obligations and the Administrative Agent in those assets. The Borrower shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations (other than contingent indemnity obligations) and the Hedging Obligations under Hedging Agreements shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document or Hedging Agreement among the Borrower and the holders of the Obligations (or any affiliate thereof) have been terminated. If all or any part of the assets of any Subsidiary Guarantor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Subsidiary Guarantor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Subsidiary Guarantor is dissolved or if substantially all of the assets of any such Subsidiary Guarantor are sold, then, and in any such event (such events being herein referred to as an "INSOLVENCY EVENT"), any payment or distribution  of  any  kind  or  character,  either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Subsidiary Guarantor to the Borrower ("INTERCOMPANY INDEBTEDNESS") shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations and Hedging Obligations under the
Hedging Agreements, due or to become due, until such Obligations and Hedging Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the Borrower upon or with respect to the Intercompany Indebtedness after an Insolvency Event prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and Hedging Obligations under Hedging Agreements and the termination of all financing arrangements pursuant to any Loan Document or Hedging Agreement among the Borrower and the holders of Obligations (and their affiliates), the Borrower shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Obligations and such Hedging Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of the Borrower where necessary), for application to any of the Obligations and such Hedging Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Borrower as the property of the holders of the Obligations and such Hedging Obligations. If the Borrower fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are irrevocably authorized to make the same. The Borrower agrees that until the Obligations (other than the contingent indemnity obligations) and such Hedging Obligations have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document or Hedging Agreement among the Borrower and the holders of the Obligations (and their affiliates) have been terminated, the Borrower will not assign or transfer to any Person (other than the
Administrative Agent) any claim the Borrower has or may have against any Subsidiary Guarantor.
ARTICLE  XI:     THE  ADMINISTRATIVE  AGENT
                 --------------------------
11.1     Appointment;  Nature  of  Relationship.  Bank  One,  NA,  having  its
         ---------------------------------------
principal office in Chicago, Illinois is appointed by the Lenders as the Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article XI. Notwithstanding the use of the defined term
                     -----------
"Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Holder of Obligations by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan
Documents. In its capacity as the Lenders' contractual representative, the Administrative Agent (i) does not assume any fiduciary duties to any of the Holders of Obligations, (ii) is a "representative" of the Holders of Obligations within the meaning of "secured party" as defined in Section 9-102 of Revised
Article 9 of the Uniform Commercial Code of the State of Illinois and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders, for itself and on behalf of its affiliates as Holders of Obligations, agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Holder of Obligations waives.
11.2     Powers.  The  Administrative  Agent  shall  have  and may exercise such
         ------
powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Lenders, or any obligation to the Lenders to take any action hereunder or under any of the other Loan Documents except any action specifically provided by the Loan Documents required to be taken by the Administrative Agent.
11.3     General  Immunity.  Neither  the  Administrative  Agent  nor any of its
         -----------------
directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is found in a final judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Person.
11.4     No  Responsibility for Loans, Creditworthiness, Recitals, Etc.  Neither
         -------------------------------------------------------------
the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items
                                              ---------
required to be delivered solely to the Administrative Agent; (iv) the existence or possible existence of any Default or (v) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Loan Documents, for the perfection or priority of the Liens on collateral, if any, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of its Subsidiaries.
11.5     Action  on  Instructions of Lenders.  The Administrative Agent shall in
         -----------------------------------
all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or all of the Lenders in the event that and to the extent that this Agreement expressly requires such), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all owners of Loans and on all Holders of Obligations. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
11.6     Employment  of  Administrative  Agents and Counsel.  The Administrative
         --------------------------------------------------
Agent  may  execute  any of its duties as the Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorney-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent's duties hereunder and under any other Loan Document.
11.7     Reliance  on  Documents;  Counsel.  The  Administrative  Agent shall be
         ---------------------------------
entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.
11.8     The  Administrative  Agent's  Reimbursement  and  Indemnification.  The
         -----------------------------------------------------------------
Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided
                                                                        --------
that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Administrative Agent.
11.9     Rights  as  a Lender.  With respect to its Commitment and Loans made by
         --------------------
it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which such Person is not prohibited hereby from engaging with any other Person.
11.10     Lender  Credit  Decision.  Each  Lender  acknowledges  that  it  has,
          ------------------------
independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.
11.11     Successor  Administrative  Agent.  The Administrative Agent may resign
          --------------------------------
at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing, each such successor Administrative Agent shall be subject to approval by the Borrower, which approval shall not be unreasonably withheld. Such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XI shall continue in effect for its benefit in
                          ----------
respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.
11.12          No  Duties  Imposed Upon Syndication Agent or Arrangers.  None of
               -------------------------------------------------------
the Persons identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent" or "Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than if such Person is a Lender, those applicable to all Lenders as such. Without limiting the foregoing, none of the Persons identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent" or "Arranger" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreement set forth in Section
                                                                         -------
11.10,  each  of  the  Lenders acknowledges that it has not relied, and will not
-----
rely,  on  any  of  the  Persons  so  identified  in deciding to enter into this
---
Agreement  or  in  taking  or  not  taking  action  hereunder.
---
ARTICLE  XII:     SETOFF;  RATABLE  PAYMENTS
                  --------------------------
12.1     Setoff.  In  addition  to, and without limitation of, any rights of the
         ------
Lenders under applicable law, if any Default occurs and is continuing, any indebtedness from any Lender to the Borrower (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.
12.2     Ratable  Payments.  If  any Lender, whether by setoff or otherwise, has
         -----------------
payment made to it upon its Loans (other than payments received pursuant to Sections 4.1, 4.2 or 4.4) in a greater proportion than that received by any
    ---------   ---      ---
other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligation or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.
12.3     Application of Payments.  Subject to the provisions of Section 9.2, the
         -----------------------                                -----------
Administrative Agent shall, unless otherwise specified at the direction of the Required Lenders which direction shall be consistent with the last sentence of this Section 12.3, apply all payments and prepayments in respect of any
      -------------
Obligations  received  after  the  occurrence  and  during  the continuance of a
     ---
Default  or  Unmatured  Default  in  the  following  order:
     -
(A) first, to pay interest on and then principal of any portion of the Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;
(B)     second,  to pay interest on and then principal of any advance made under
Section  10.3  for  which the Administrative Agent has not then been paid by the
-------------
Borrower  or  reimbursed  by  the  Lenders;
--
(C)     third,  to  pay  Obligations  in  respect  of  any  fees,  expenses, reimbursements  or  indemnities  then  due  to  the  Administrative  Agent;
(D) fourth, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders;
(E)     fifth,  to  pay  interest  due  in  respect  of  Loans;
(F) sixth, to the ratable payment or prepayment of principal outstanding on Loans and Hedging Obligations under Hedging Agreements in such order as the Administrative Agent may determine in its sole discretion; and
(G)     seventh,  to  the  ratable  payment  of  all  other  Obligations.
Unless otherwise designated (which designation shall only be applicable prior to the occurrence of a Default) by the Borrower, all principal payments in respect of Loans shall be applied to the outstanding Loans first, to repay outstanding Floating Rate Loans, and then to repay outstanding Eurodollar Rate Loans with
                            ----
those Eurodollar Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods. The order of priority set forth in this Section 12.3 and the related provisions of this
                                -------------
Agreement are set forth solely to determine the rights and priorities of the Administrative Agent and the Lenders as among themselves. The order of priority set forth in clauses (D) through (G) of this Section 12.3 may at any time and
                -----------         ---         ------------
from time to time be changed by the Required Lenders without necessity of notice to or consent of or approval by the Borrower, or any other Person. The order of priority set forth in clauses (A) through (C) of this Section 12.3 may be
                          ------------           ---         ------------
changed  only  with  the  prior  written  consent  of  the Administrative Agent.
12.4     Relations  Among  Lenders.
         -------------------------
(A) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 12.1, the proceeds of which are applied in accordance
                  -------------
with this Agreement, and except as set forth in the following sentence, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Administrative Agent.
(B) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders, at the direction of the Required Lenders, to enforce on the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement.
12.5     Representations  and  Covenants  Among Lenders.  Each Lender represents
         ----------------------------------------------
and covenants for the benefit of all other Lenders and the Administrative Agent that such Lender is not satisfying and shall not satisfy any of its obligations pursuant to this Agreement with any assets considered for any purposes of ERISA or Section 4975 of the Code to be assets of or on behalf of any "plan" as defined  in  section  3(3)  of  ERISA or section 4975 of the Code, regardless of whether  subject  to  ERISA  or  Section  4975  of  the  Code.
ARTICLE  XIII:     BENEFIT  OF  AGREEMENT;  ASSIGNMENTS;  PARTICIPATIONS
                   -----------------------------------------------------
13.1     Successors and Assigns.  The terms and provisions of the Loan Documents
         ----------------------
     shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) without the consent of all of the Lenders, the Borrower shall not have the right to assign its rights or obligations under the Loan Documents, and any such assignment in violation of this Section 13.1(i) shall be null and void, and (ii) any
                     ----------------
assignment  by  any  Lender must be made in compliance with Section 13.3 hereof.
                                                            ------------
Notwithstanding clause (ii) of this Section 13.1 or Section 13.3, (i) any Lender
                -----------         ------------    ------------
may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement to a Federal Reserve Bank and (ii) any Lender which is a fund or commingled investment vehicle that invests in commercial loans in the ordinary course of its business may at any time, without the consent of the Borrower or the Administrative Agent, pledge or assign all or any part of its rights under this Agreement to a trustee or other representative of holders of obligations owed or securities issued by such Lender as collateral to secure such obligations or securities; provided, however, that no such assignment or pledge shall release the
  ------   -------
transferor  Lender from its obligations hereunder.  The Administrative Agent may
  ------
treat each Lender as the owner of the Loans made by such Lender hereunder for all purposes hereof unless and until such Lender complies with Section 13.3
                                                                    ------------
hereof  in  the  case  of  an  assignment  thereof  or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Loan, Commitment or any other interest of a lender under the Loan Documents agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any Loan, shall be conclusive and binding on any subsequent owner, transferee or assignee of such Loan.
13.2     Participations.
         --------------
(A)     Permitted  Participants; Effect.  Subject to the terms set forth in this
        -------------------------------
Section  13.2,  any  Lender  may,  in the ordinary course of its business and in
-------------
accordance  with  applicable law, at any time sell to one or more banks or other
----
entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. Notice of such participation to the Borrower and the Administrative Agent shall be required prior to any participation becoming effective with respect to a Participant which is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of all Loans made by it for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Article IV hereof, the Participants shall be
                                  -----------
entitled  to  the  same  rights  as  if  they  were  Lenders.
(B)     Voting  Rights.  Each  Lender  shall  retain  the sole right to approve,
        --------------
without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable pursuant to the terms of this Agreement with respect to any such Loan or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, releases any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, or releases all or substantially all of the collateral, if any, securing any such Loan.
(C)     Benefit  of  Setoff.  The Borrower agrees that each Participant shall be
        -------------------
deemed to have the right of setoff provided in Section 12.1 hereof in respect to
                                               ------------
its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the
                                      --------
right  of  setoff  provided in Section 12.1 hereof with respect to the amount of
                               ------------
participating interests sold to each Participant except to the extent such Participant exercises its right of setoff. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in
Section  12.1  hereof,  agrees  to  share  with each Lender, any amount received
-------------
pursuant  to  the  exercise of its right of setoff, such amounts to be shared in
-----
accordance  with  Section  12.2  as  if  each  Participant  were  a  Lender.
--                -------------
13.3     Assignments.
         -----------
(A)     Permitted  Assignments.  Any  Lender  may, in the ordinary course of its
        ----------------------
business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or a portion of its rights and obligations under this Agreement (including, without limitation, its Commitment and all Loans owing to it in accordance with the provisions of this Section
                                                                         -------
13.3. Each assignment shall be of a constant, and not a varying, ratable percentage of all of the assigning Lender's rights and obligations under this Agreement. Such assignment shall be substantially in the form of Exhibit C
                                                                       ---------
hereto and shall not be permitted hereunder unless such assignment is either for all of such Lender's rights and obligations under the Loan Documents or, without the prior written consent of the Administrative Agent and (if no Default or Unmatured Default has occurred or is continuing) the Borrower, involves loans and commitments in an aggregate amount of at least $5,000,000 (which minimum amount shall not apply to any assignment between Lenders, or to an affiliate of any Lender). Other than with respect to any assignment to another Lender or an affiliate or successor entity of such Lender, the consent of the Administrative Agent, and, prior to the occurrence and continuance of a Default or Unmatured Default, the Borrower (which consent, in each such case, shall not be unreasonably withheld) shall be required prior to an assignment becoming effective.
(B)     Effect;  Effective  Date.  Upon (i) delivery to the Administrative Agent
        ------------------------
of  a  notice of assignment, substantially in the form attached as Appendix I to
                                                                   ----------
Exhibit  C hereto (a "NOTICE OF ASSIGNMENT"), together with any consent required
 ---------
by  Section  13.3(A) hereof, and (ii) payment of a $3,500 fee by the assignee or
    ----------------
the  assignor  (as  agreed)  to  the  Administrative  Agent  for processing such assignment (provided no such fee shall be required in connection with an assignment by a Lender to an affiliate or successor entity of such Lender), such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment or Loans under the applicable Assignment Agreement constitute for any purpose of ERISA or Section 4975 of the Code assets of any "plan" as defined in Section 3(3) of ERISA or Section 4975 of the Code and that the rights and interests of the Purchaser in and under the Loan Documents will not constitute such "plan assets". On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section
                                                                         -------
13.3(B),  the transferor Lender, the Administrative Agent and the Borrower shall
-------
make appropriate arrangements so that, to the extent notes have been issued to evidence any of the transferred Loans, replacement notes are issued to such transferor Lender and new notes or, as appropriate, replacement notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment (or from and after the Funding Date, the outstanding principal balance of such Lender's Loans), as adjusted pursuant to such assignment.
(C)     The  Register.  The  Administrative  Agent shall maintain at its address
        -------------
referred  to in Section 14.1 a copy of each assignment delivered to and accepted
                ------------
by  it  pursuant  to  this  Section 13.3 and a register (the "REGISTER") for the
                            ------------
recordation of the names and addresses of the Lenders and the Commitment of or principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 13.3. The entries in the Register
                                      ------------
shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and each of its Subsidiaries, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.
13.4     Confidentiality.  Subject to Section 13.5, the Administrative Agent and
         ---------------              ------------
     the Lenders and their respective representatives shall hold all nonpublic information obtained pursuant to the requirements of this Agreement and identified as such by the Borrower in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound commercial lending or investment practices and in any event may make disclosure reasonably required by a prospective Transferee in connection with the contemplated participation or assignment or as required or requested by any Governmental Authority or any securities exchange or similar self-regulatory organization or representative thereof or pursuant to a regulatory examination or legal process, or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor, and shall require any such Transferee to agree (and require any of its Transferees to agree) to comply with this Section 13.4. In
                                                               ------------
no event shall the Administrative Agent or any Lender be obligated or required to return any materials furnished by the Borrower; provided, however, each
                                                         --------  -------
prospective Transferee shall be required to agree that if it does not become a participant or assignee it shall return all materials furnished to it by or on behalf of the Borrower in connection with this Agreement.
13.5     Dissemination  of  Information.  The Borrower authorizes each Lender to
         ------------------------------
disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the Borrower and its Subsidiaries; provided that prior to any such
                                                 --------
disclosure, such prospective Transferee shall agree to preserve in accordance with Section 13.4 the confidentiality of any confidential information described
      ------------
therein.
ARTICLE  XIV:     NOTICES
                  -------
14.1     Giving  Notice.  Except  as  otherwise  permitted  by Section 2.13 with
         --------------                                        ------------
respect to Borrowing/Election Notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Documents shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three (3) Business Days after mailed; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes); or, any notice, if transmitted by courier, one (1) Business Day after deposit with a reputable overnight carrier services, with all charges paid.
14.2     Change  of  Address.  The  Borrower,  the  Administrative Agent and any
         -------------------
Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.
ARTICLE  XV:     COUNTERPARTS
                 ------------
     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.
                  [Remainder of This Page Intentionally Blank]
                  =                                          =

                                Signature Page to
                        Bridge Term Loan Credit Agreement
                                Signature Page to
                        Bridge Term Loan Credit Agreement
     IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.
     ENERGIZER  HOLDINGS,  INC.,  as  the  Borrower


     By:
     Name:  Daniel  J.  Sescleifer
     Title:  Executive  Vice  President  -  Chief  Financial  Officer

     Address:
     533  Maryville  University  Drive
     St.  Louis,  MO  63141
     Attention:
     Phone:
     Fax:
     E-Mail:

     BANK  ONE,  NA  (Main  Office  Chicago),  as  Administrative Agent and as a
Lender


     By:
     Name:
     Title:

     Address:
     1  Bank  One  Plaza
     Suite  IL1-0088
     14th  Floor
     Chicago,  Illinois  60670
     Attention:  William  J.  Oleferchik
     Telephone  No.:  (312)  732-2947
     Facsimile  No.:  (312)  732-3888
     E-Mail:  william_oleferchik@bankone.com

     BANK  OF  AMERICA,  N.A.,  as  Syndication  Agent  and  as  a  Lender

     By:
     Name:  Sharon  Burks  Horos
     Title:  Vice  President

     Address:
     231  South  LaSalle  Street
     10th  Floor
     Chicago,  IL  60697
     Attention:  Sharon  Burks  Horos
     Phone:  (312)  828-2149
     Fax:  (312)  828-6269
     E-Mail:  sharon_burks.horos@bankofamerica.com

     3


                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                    364-DAY BRIDGE TERM LOAN CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO 364-DAY BRIDGE TERM LOAN CREDIT AGREEMENT (the "AMENDMENT") is made as of January 24, 2003 by and among ENERGIZER HOLDINGS, INC. (the "BORROWER"), the financial institutions listed on the signature pages hereof (the "LENDERS") and BANK ONE, NA (having its principal office in Chicago, Illinois) in its individual capacity as a Lender and in its capacity as contractual representative (the "ADMINISTRATIVE AGENT") under that certain 364-Day Bridge Term Loan Credit Agreement dated as of January 17, 2003 by and among the Borrower, the financial institutions from time to time party thereto, the Administrative Agent and Bank of America, N.A., as "Syndication Agent" (the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

     WHEREAS,  the  Borrower has requested an amendment to the Credit Agreement;
and

     WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

1.     AMENDMENTS  TO  THE  CREDIT  AGREEMENT.  Effective as of the date of this
       --------------------------------------
Amendment and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
    ----------

     1.1.  The  definition  of  "Designated  Acquisition Agreement" set forth in
                                 ---------------------------------
Section  1.1  of  the  Credit  Agreement  is  hereby restated in its entirety as
   ---------
follows:
   ---

     "DESIGNATED  ACQUISITION  AGREEMENT"  means  that  certain  Stock and Asset
      ----------------------------------
Purchase Agreement dated as of January 20, 2003 by and between the Borrower and the Seller, including all schedules and exhibits thereto, as the same may be amended, supplemented or otherwise modified from time to time.

     1.2     The  definition  of  "Termination Date" set forth in Section 1.1 of
                                   ----------------               -----------
the Credit Agreement is hereby amended to delete the reference to "April 1, 2003" contained therein and to substitute the words "August 1, 2003" therefor.

1.3     The  first  sentence of Section 2.1(a) of the Credit Agreement is hereby
                                --------------
amended to delete the reference to "April 1, 2003" contained therein and to substitute the words "August 1, 2003" therefor.

1.4     Section  2.5(b)  of the Credit Agreement is hereby amended to delete the
        ---------------
reference to "April 1, 2003" contained therein and to substitute the words "August 1, 2003" therefor.

1.5     The  lead-in  language  to Section 5.1 of the Credit Agreement is hereby
                                   -----------
amended to delete the reference to "March 31, 2003" contained therein and to substitute the words "July 31, 2003" therefor.

1.6     Sections  7.1(A)(iii)(b),  7.2(K)(a)  and  7.3(F)(iii)  of  the  Credit
        ------------------------   --------        -----------
Agreement  are  each  hereby amended to delete the reference to "Section 7.3(R)"
                                                                 --------------
contained in each such Section and to substitute, in each case, a reference to "Section 7.3(Q)" therefor.
 ---------------

     2.  CONDITIONS  OF  EFFECTIVENESS.  The  provisions  of  Section  1 of this
         -----------------------------                        ----------
Amendment  shall  not  become  effective  unless:

(a) this Amendment shall have been duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

(b) the Administrative Agent shall have received a Reaffirmation in the form of Exhibit A attached hereto executed by each of Energizer International, Inc.,
    ---------
a Delaware corporation, and Eveready Battery Company, Inc., a Delaware corporation.

     3.     REPRESENTATIONS AND WARRANTIES OF THE BORROWER.  The Borrower hereby
            ----------------------------------------------
represents  and  warrants  as  follows:

(a) The Borrower has the legal power and authority to execute and deliver this Amendment and the officers of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

(b) This Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(c)     Upon the effectiveness of this Amendment and after giving effect hereto,
(i) the Borrower hereby reaffirms all representations and warranties made in the Credit Agreement, as amended hereby, and agrees that all such representations and warranties are true and correct as of the effective date of this Amendment (other than representations and warranties that are expressly made as of a specific date, which representations and warranties shall be true and correct as of such date) and (ii) no Default or Unmatured Default has occurred and is continuing.

     4.  REFERENCE  TO  THE  EFFECT  ON  THE  CREDIT  AGREEMENT.
         ------------------------------------------------------

(a)     Upon  the  effectiveness  of  Section  1  hereof,  on and after the date
                                      ----------
hereof, each reference in the Credit Agreement (including any reference therein to "this Credit Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5.  GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
         --------------
ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

     6.  HEADINGS.  Section  headings  in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7.  COUNTERPARTS;  FACSIMILE EFFECTIVENESS.  This Amendment may be executed
         --------------------------------------
by  one  or  more  of  the  parties  to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

                      Signature Page to Amendment No. 1 to
                    364-Day Bridge Term Loan Credit Agreement
                       in favor of Energizer Holdings Inc.

                      Signature Page to Amendment No. 1 to
                    364-Day Bridge Term Loan Credit Agreement
                       in favor of Energizer Holdings Inc.
     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENERGIZER  HOLDINGS,  INC.,  as  the  Borrower


By:
Name:  Daniel  J.  Sescleifer
Title:     Executive  Vice  President  -  Chief  Financial  Officer


BANK ONE, NA (MAIN OFFICE CHICAGO), as Administrative Agent and as a Lender


By:
Name:     William  J.  Oleferchik
Title:     Director,  Capital  Markets


BANK  OF  AMERICA,  N.A.,
as  a  Lender


By:
Name:     Sharon  Burks  Horos
Title:     Vice  President

               Reaffirmation of 364-Day Bridge Term Loan Guaranty
                                    EXHIBIT A

                                  REAFFIRMATION


     Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 dated as of January 24, 2003 (the "AMENDMENT") to the 364-Day Bridge Term Loan Credit Agreement dated as of January 17, 2003 by and among ENERGIZER HOLDINGS, INC. (the "BORROWER"), the financial institutions from time to time party thereto (the "LENDERS") and BANK ONE, NA (having its principal office in Chicago, Illinois), in its individual capacity as a Lender and in its capacity as contractual representative (the "ADMINISTRATIVE AGENT") (as heretofore amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same has previously been and may from time to time hereafter be amended, restated, supplemented or otherwise modified.

Dated:  January  24,  2003

ENERGIZER  INTERNATIONAL,  INC.


By:  __________________________
Name:  Daniel  J.  Sescleifer
Title:     Executive  Vice  President  Chief  Financial  Officer


EVEREADY  BATTERY  COMPANY,  INC.


By:  __________________________
Name:  Daniel  J.  Sescleifer
Title:     Executive  Vice  President  Chief  Financial  Officer